FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-2380

The Cash Management Trust of America
(Exact Name of Registrant as specified in charter)

333 South Hope Street
Los Angeles, California 90071
(Address of principal executive offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2005

Julie F. Williams
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(name and address of agent for service)

Copies to:
Michael Glazer
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - AMERICAN FUNDS®]

The right choice for the long term®

The Cash Management Trust of America
The U.S. Treasury Money Fund of America
The Tax-Exempt Money Fund of America

The federal funds rate and the money market funds

[photo - woman working at desk]

Annual report for the year ended September 30, 2005

The Cash Management Trust of America® seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in high-quality short-term money market instruments.

The U.S. Treasury Money Fund of AmericaSM seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in U.S. Treasury securities maturing in one year or less.

The Tax-Exempt Money Fund of AmericaSM seeks to provide income free from federal taxes, while preserving capital and maintaining liquidity, through investments in high-quality municipal securities with effective maturities of one year or less.

These money market funds are three of the 29 American Funds. The organization ranks among the nation’s three largest mutual fund families. For more than seven decades, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Investment returns will vary. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity. For the most current information and month-end results, visit americanfunds.com.

Consumer Price Index and federal funds target rate vs. fund yields1

[begin line chart]
For the five years ended September 30, 2005 (plotted monthly)

	The Cash Management Trust of America	The U.S. Treasury Money Fund of America[3]	The Tax-Exempt Money Fund of America[2]	Federal funds rate (target rate)	Consumer Price Index (inflation)
Sep-00	6.06%	5.64%	3.83%	6.50%	3.45%
Oct-00	6.11	5.44	3.56	6.50	3.45
Nov-00	5.97	5.36	3.80	6.50	3.45
Dec-00	5.94	5.12	3.69	6.50	3.39
Jan-01	5.39	5.15	2.96	5.50	3.73
Feb-01	5.01	4.71	2.59	5.50	3.53
Mar-01	4.67	4.37	2.91	5.00	2.92
Apr-01	4.24	3.65	3.05	4.50	3.27
May-01	3.67	3.42	2.79	4.00	3.62
Jun-01	3.28	3.17	2.52	3.75	3.25
Jul-01	3.19	2.89	2.24	3.75	2.72
Aug-01	3.09	2.96	2.05	3.50	2.72
Sep-01	2.71	2.59	1.88	3.00	2.65
Oct-01	1.98	2.05	1.66	2.50	2.13
Nov-01	1.65	1.60	1.43	2.00	1.90
Dec-01	1.33	1.25	1.19	1.75	1.55
Jan-02	1.17	1.13	0.88	1.75	1.14
Feb-02	1.14	1.10	0.86	1.75	1.14
Mar-02	1.17	1.14	0.81	1.75	1.48
Apr-02	1.25	1.16	1.09	1.75	1.64
May-02	1.26	1.12	1.11	1.75	1.18
Jun-02	1.13	1.09	0.94	1.75	1.07
Jul-02	1.16	1.06	0.84	1.75	1.46
Aug-02	1.15	1.13	0.81	1.75	1.80
Sep-02	1.15	1.10	0.95	1.75	1.51
Oct-02	1.21	1.08	0.99	1.75	2.03
Nov-02	1.00	0.87	0.88	1.25	2.20
Dec-02	0.78	0.71	0.68	1.25	2.38
Jan-03	0.77	0.59	0.51	1.25	2.60
Feb-03	0.89	0.58	0.52	1.25	2.98
Mar-03	0.99	0.58	0.40	1.25	3.02
Apr-03	0.85	0.57	0.57	1.25	2.22
May-03	0.88	0.55	0.57	1.25	2.06
Jun-03	0.68	0.46	0.59	1.00	2.11
Jul-03	0.84	0.42	0.41	1.00	2.11
Aug-03	1.05	0.38	0.33	1.00	2.16
Sep-03	1.06	0.42	0.41	1.00	2.32
Oct-03	0.89	0.37	0.39	1.00	2.04
Nov-03	0.77	0.29	0.44	1.00	1.77
Dec-03	0.73	0.25	0.47	1.00	1.88
Jan-04	0.59	0.17	0.29	1.00	1.93
Feb-04	0.63	0.30	0.55	1.00	1.69
Mar-04	0.60	0.30	0.43	1.00	1.74
Apr-04	0.67	0.39	0.48	1.00	2.29
May-04	0.73	0.29	0.53	1.00	3.05
Jun-04	0.67	0.39	0.57	1.00	3.27
Jul-04	1.03	0.49	0.57	1.25	2.99
Aug-04	1.42	0.76	0.64	1.50	2.65
Sep-04	1.51	0.88	0.73	1.75	2.54
Oct-04	1.47	1.04	1.00	1.75	3.19
Nov-04	1.50	1.13	1.22	2.00	3.52
Dec-04	1.69	1.43	1.29	2.25	3.26
Jan-05	1.76	1.48	1.20	2.25	2.97
Feb-05	1.89	1.64	1.47	2.50	3.01
Mar-05	2.12	1.98	1.52	2.75	3.15
Apr-05	2.31	2.10	1.75	2.75	3.51
May-05	2.50	2.22	2.11	3.00	2.80
Jun-05	2.51	2.29	2.12	3.00	2.53
Jul-05	2.84	2.58	2.07	3.25	3.17
Aug-05	3.05	2.69	2.10	3.50	3.64
Sep-05	3.17	2.77	2.03	3.75	4.69

[end chart]

Your funds’ annualized seven-day SEC yields as of September 30, 2005

The Cash Management Trust of America	+3.17%
The U.S. Treasury Money Fund of America
(reflecting a fee waiver, +2.73% without the waiver)	+2.77%
The Tax-Exempt Money Fund of America (reflecting a fee waiver, +1.99% without the waiver)	+2.03%
The Tax-Exempt Money Fund of America (taxable equivalent yield)[2] (reflecting a fee waiver, +3.06% without the waiver)	+3.12%

The seven-day SEC yields more accurately reflect the funds’ current earnings than do their 30-day yields or total returns.

The investment adviser for The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the funds’ Financial Highlights tables on pages 28 and 42, respectively, for details.

1 Equivalent to Securities and Exchange Commission (SEC) yields. Represents the seven-day month-end averages.
2 Represents the fund’s taxable equivalent yield calculated at the maximum effective 35.0% federal tax rate.
3 Because income paid by The U.S. Treasury Money Fund of America is exempt from state and local taxes in most states, the fund’s taxable equivalent yield would be higher than the rates shown in the chart.

Results for share classes B, C, F and 529 of The Cash Management Trust of America can be found on page 19. Please see the inside back cover for important information about share classes.

Income from The Tax-Exempt Money Fund of America may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income may be taxable.

[photo - close up of calculator]

Fellow shareholders:

During the funds’ fiscal year ended September 30, 2005, the U.S. economy continued to expand amid historically high oil prices and the uncertainty facing investors in the aftermath of hurricanes Katrina and Rita. In this environment, short-term interest rates increased gradually over the year and, as a result, the yields on The Cash Management Trust of America (CMTA), The U.S. Treasury Money Fund of America (CTRS) and The Tax-Exempt Money Fund of America (CTEX) steadily rose. All three funds maintained a constant net asset value of $1.00.

The funds’ results

The Cash Management Trust of America produced an income return of 2.20%, with dividends reinvested, for the fiscal year ended September 30, 2005. Reflecting the rise in money market rates, the fund’s annualized seven-day yield as of September 30 was 3.17%.

The U.S. Treasury Money Fund of America generated a 12-month income return of 1.90%, including reinvested dividends. Because all of the fund’s earnings are derived from investments in U.S. Treasury securities, the income paid by the fund is exempt from state and local taxes in most states. The fund’s annualized seven-day yield for the week ended September 30, 2005, was 2.77%.

The Tax-Exempt Money Fund of America provided a federally tax-free income return of 1.63%, with dividends reinvested, for the fiscal year ended September 30, 2005. The income return is equivalent to a taxable return of 2.51% for investors in the 35.0% federal tax bracket. A portion of the return may also be exempt from some state and local taxes. The fund’s annualized seven-day yield at the end of the period was 2.03%, and its taxable equivalent annualized seven-day yield was 3.12%.

The threat of inflation

For the year ended September 30, 2005, the “core rate of inflation,” the measure that the Federal Reserve Board uses as its prime indicator of inflation, was up by 2.0%. The core rate of inflation does not include the price impact of energy and food. Largely because of the big surge in oil prices, the overall increase in the Consumer Price Index was 4.7%. Concerns about rising inflation have heightened expectations that the Fed will continue the pace of interest rate increases.

Over the course of the funds’ fiscal year, the Fed has raised the federal funds rate eight times, part of 12 consecutive hikes of 0.25 percentage points from June 30, 2004, to November 1 of this year. (To learn more about the federal funds rate and how it affects the funds, please see the feature article on page 2.) Because of the short-term maturities of the funds’ holdings, higher short-term rates are reflected in the funds’ yields as the proceeds of maturing issues are reinvested. Therefore, continued increases in short-term interest rates should boost the yield of each of the three money market funds.

The funds’ objectives

Protecting our shareholders’ principal, while providing a reasonable income return, is our foremost objective. With the added benefits of the stability and convenience the American Funds money market funds provide, they can play a valuable role in your overall investment plan.

Thank you for selecting an American Funds money market fund for your investment portfolio. As always, we appreciate the confidence you have placed in us and look forward to helping you meet your long-term financial goals.

Cordially,

/s/ Paul G. Haaga, Jr.	/s/ Abner D. Goldstine
Paul G. Haaga, Jr.	Abner D. Goldstine
Vice Chairman of the Boards	President

November 15, 2005

Martin Fenton, an independent Trustee of CMTA and CTEX since 1989, and CTRS since 1991, has been elected non-executive chairman of the Boards. Paul G. Haaga, Jr., the previous chairman, has been elected vice chairman. As independent Board chair for each fund, Mr. Fenton will chair Board meetings, including executive sessions of the independent Trustees, and will be responsible for Board agendas, but will not have other executive or management responsibilities with the funds. He will remain unaffiliated with Capital Research and Management Company, the funds’ investment adviser, and any of its affiliates.

For current information about the funds, visit americanfunds.com.

Recently, it has become nearly impossible to read an article about the economy without a mention of the federal funds rate. In fact, we discuss it in every shareholder letter we write to you. We do this because changes in the federal funds rate have a direct effect on other short-term rates and the securities that the money market funds invest in. That is why we think it’s important to provide you with an explanation of the federal funds rate and how it works.

[photo - man using calculator]

The federal funds rate and the money market funds

What it is and how it works

The Federal Reserve System, popularly known as “the Fed,” was created in 1913 to give the federal government some control over banking, which at the time was mostly subject to state regulation. The Fed has a central Board of Governors in Washington, D.C., and 12 regional Federal Reserve Banks. The Board of Governors has seven members all nominated by the President of the United States and confirmed by the U.S. Senate. Alan Greenspan, the chairman since 1987, is set to retire in early 2006. His nominated successor, Ben Bernanke, was a member of the Fed’s Board of Governors from 2002 until June of 2005.

The Federal Open Market Committee (FOMC) is the monetary policymaking branch of the Fed. The seven members of the Board of Governors plus a rotating group of five Federal Reserve Bank presidents make up the FOMC. The FOMC meets eight times each year to decide, among other things, whether to raise, lower or leave unchanged its target for the federal funds rate, which is the rate that banks pay to borrow overnight from each other. The Fed has the ability to keep the federal funds rate close to its target rate through its “open market operations’” — by buying and selling U.S. Treasury securities in the markets in which investors buy or sell. What makes the Fed’s transactions special is due to the fact that its purchases or sales add to or reduce the ability of banks to extend credit.

The federal funds rate can have a significant effect on the pace of economic growth. It is the linchpin or basis for all short-term interest rates, including the prime rate, which is the base rate that banks use in pricing commercial loans for their best and most creditworthy customers. As a consequence, any change in the federal funds rate has a meaningful impact on the cost of borrowing for both individuals and businesses.

If the Fed wants to cool down the economy, it does so by increasing the federal funds rate. This can curb economic growth and help contain inflation pressures. If instead the Fed wants to stimulate the economy, it does so by reducing the federal funds rate, making it easier for banks to lend money and cheaper for consumers and businesses to borrow.

How the money market funds are affected

The chart on the inside front cover shows how changes in the federal funds rate affect the yields on our money market funds. The Fed began cutting the federal funds rate in early 2001 to stimulate the economy. The federal funds rate was cut 13 times taking it from 6.50% in January 2001 to 1.0% in June 2003. That was the lowest level in 40 years. Notice how the yields on the money market funds followed suit, leading to sharply lower yields than those of a few years earlier.

Today, the picture is a bit different. The Fed began raising rates in June 2004 and has continued to do so as the chart on the inside front cover indicates. The most recent hike on November 1 (a month after the funds’ fiscal year-end) brought the federal funds rate to 4.0%. And higher rates have led to higher yields for the money market funds.

The average maturity of the hundreds of short-term securities that comprise the three money market funds ranges from 28 to 41 days as of the end of the fiscal year: The Cash Management Trust of America invests a significant portion of its portfolio in high-quality short-term commercial paper; The U.S. Treasury Money Fund of America invests entirely in U.S. Treasury bills; and The Tax-Exempt Money Fund of America invests in short-term municipal securities. Because most of the funds’ obligations come due in less than two months, there is a constant opportunity to replace maturing obligations.

A rising interest rate environment means that new investments will be made at increasingly higher yields that are quickly reflected in higher returns for shareholders. Consequently, further federal funds rate increases will quickly boost the funds’ yields.

The value of the money market funds

The American Funds money market funds, more stable than equity or bond funds, are a key element in a diversified portfolio. Unlike a savings or a checking account, the funds are actively managed by a group of dedicated and experienced investment professionals at Capital Research and Management Company, the funds’ investment adviser. They recognize the value of every dollar that comes into the funds, and strive to preserve that value through various market environments.

The Cash Management Trust of America
Investment portfolio, September 30, 2005

[begin pie chart]

Commercial paper	78.68%
Federal agency discount notes	17.13
Other	4.19

[end pie chart]

		Principal	Market
	Yield at	amount	value
Short-term securities - 100.23%	acquisition	(000)	(000)

Commercial paper - 78.68%
3M Co.
October 14, 2005	3.53%	$25,000	$24,966
Abbott Laboratories Inc. (1)
October 19, 2005	3.72	50,000	49,902
Allied Irish Banks N.A. Inc. (1)
November 15, 2005	3.72	50,000	49,763
American Express Credit Corp.
October 11, 2005	3.59	50,000	49,946
October 19, 2005	3.61	25,000	24,952
American General Finance Corp.
October 19, 2005	3.66	30,000	29,942
October 21, 2005	3.66	70,000	69,851
American Honda Finance Corp.
October 4, 2005	3.57	79,000	78,969
October 13, 2005	3.56	35,000	34,957
October 25, 2005	3.62	24,500	24,439
Amsterdam Funding Corp. (1)
October 4, 2005	3.61	35,000	34,986
October 13, 2005	3.63	50,000	49,935
October 18, 2005	3.64	25,000	24,954
October 26, 2005	3.66	50,000	49,868
Anheuser-Busch Companies, Inc. (1)
November 4, 2005	3.72	50,000	49,820
November 9, 2005	3.66	40,000	39,838
ANZ National (International) Ltd. (1)
October 20, 2005	3.72	50,000	49,897
November 14, 2005	3.73	50,000	49,771
Bank of America Corp.
October 28, 2005	3.68	100,000	99,715
November 3, 2005	3.71	65,000	64,790
November 21, 2005	3.78	40,000	39,784
Bank of Montreal
October 25, 2005	3.63	30,000	29,926
Bank of New York Co., Inc.
October 17, 2005	3.69	25,000	24,957
Bank of Nova Scotia
November 7, 2005	3.65	50,000	49,811
BellSouth Corp. (1)
October 28, 2005	3.65	50,000	49,859
November 7, 2005	3.74	50,000	49,804
BMW U.S. Capital LLC (1)
October 11, 2005	3.56	35,000	34,962
BNP Paribas Finance Inc.
October 3, 2005	3.55	50,000	49,986
October 4, 2005	3.55	50,000	49,980
October 25, 2005	3.65	50,000	49,876
CAFCO, LLC (1)
October 4, 2005	3.54	75,000	74,971
October 5, 2005	3.56	50,000	49,975
October 14, 2005	3.64	50,000	49,929
October 31, 2005	3.75	50,000	49,839
Calyon North America Inc.
October 3, 2005	3.55	31,000	30,991
November 8, 2005	3.69	50,000	49,801
Canadian Imperial Holdings Inc.
October 3, 2005	3.53	50,000	49,985
Caterpillar Financial Services Corp.
October 17, 2005	3.66	25,000	24,957
ChevronTexaco Funding Corp.
October 28, 2005	3.62	50,000	49,860
November 8, 2005	3.74	50,000	49,814
Clipper Receivables Co., LLC (1)
October 20, 2005	3.73	25,000	24,948
October 21, 2005	3.71	21,300	21,254
November 10, 2005	3.74	80,000	79,675
November 14, 2005	3.76	80,000	79,630
Coca-Cola Co.
October 14, 2005	3.56	33,700	33,654
October 24, 2005	3.60	35,000	34,916
November 15, 2005	3.74	50,000	49,762
December 7, 2005	3.77	25,000	24,824
DaimlerChrysler Revolving Auto Conduit LLC II
October 21, 2005	3.65	50,000	49,894
Danske Corp.
December 7, 2005	3.89	36,000	35,749
Depfa Bank PLC (1)
October 12, 2005	3.61	50,000	49,943
October 24, 2005	3.66	41,150	41,052
November 9, 2005	3.70	50,000	49,805
Dexia Delaware LLC
November 30, 2005	3.82	50,000	49,690
DuPont (E.I.) de Nemours & Co.
October 13, 2005	3.57	25,000	24,968
November 2, 2005	3.73	97,000	96,669
November 3, 2005	3.74	80,000	79,718
November 18, 2005	3.76	48,000	47,756
Edison Asset Securitization LLC (1)
October 14, 2005	3.59	85,000	84,884
November 3, 2005	3.76	50,000	49,823
Export Development Canada
October 25, 2005	3.55	50,000	49,877
Exxon Asset Management Co. (1)
October 11, 2005	3.57	52,500	52,443
Gannett Co. (1)
October 4, 2005	3.54	22,000	21,991
October 12, 2005	3.62	40,000	39,952
October 14, 2005	3.61	50,000	49,930
October 18, 2005	3.58	20,000	19,964
October 19, 2005	3.59	39,900	39,825
November 21, 2005	3.76	50,000	49,730
General Electric Capital Corp.
December 5, 2005	3.87	43,000	42,710
General Electric Capital Services, Inc.
November 7, 2005	3.75	50,000	49,803
GlaxoSmithKline Finance PLC
October 12, 2005	3.58	110,000	109,875
Harvard University
November 22, 2005	3.75	40,000	39,780
HBOS Treasury Services PLC
November 10, 2005	3.70	50,000	49,799
Hershey Co. (1)
October 26, 2005	3.59	25,000	24,935
October 27, 2005	3.55	18,000	17,952
November 9, 2005	3.62	40,000	39,840
HSBC Finance Corp.
October 13, 2005	3.58	100,000	99,875
October 26, 2005	3.63	50,000	49,875
HSBC USA Inc.
October 18, 2005	3.64	25,000	24,955
December 5, 2005	3.89	50,000	49,646
IBM Capital Inc. (1)
October 5, 2005	3.50	51,800	51,775
October 25, 2005	3.71	15,000	14,961
Illinois Tool Works Inc.
October 27, 2005	3.68	25,000	24,931
ING (U.S.) Funding LLC
October 25, 2005	3.65	38,000	37,906
November 10, 2005	3.77	50,000	49,786
International Lease Finance Corp.
October 14, 2005	3.62	15,000	14,979
October 25, 2005	3.72	21,700	21,644
October 26, 2005	3.74	10,100	10,073
November 3, 2005	3.75	15,300	15,246
November 7, 2005	3.70	1,000	996
November 16, 2005	3.71	50,000	49,767
IXIS Commercial Paper Corp. (1)
October 17, 2005	3.65	80,600	80,462
October 21, 2005	3.73	34,100	34,026
J.P. Morgan Chase & Co.
November 2, 2005	3.76	50,000	49,829
November 4, 2005	3.76	50,000	49,818
KfW International Finance Inc. (1)
October 18, 2005	3.59	50,000	49,910
Medtronic Inc. (1)
October 13, 2005	3.57	40,100	40,048
Mont Blanc Capital Corp. (1)
October 17, 2005	3.73	25,000	24,956
October 24, 2005	3.69	68,200	68,033
National Australia Funding (DE) Inc. (1)
November 4, 2005	3.75	40,000	39,855
Nestlé Capital Corp. (1)
November 15, 2005	3.66	54,500	54,244
NetJets Inc. (1)
October 26, 2005	3.62	25,000	24,935
November 14, 2005	3.67	20,000	19,908
November 21, 2005	3.69	25,000	24,866
Old Line Funding, LLC (1)
October 18, 2005	3.65	34,191	34,129
November 7, 2005	3.79	30,263	30,143
November 8, 2005	3.81	38,374	38,216
Park Avenue Receivables Co., LLC (1)
October 14, 2005	3.61	50,000	49,930
October 21, 2005	3.76	51,216	51,104
PepsiCo Inc. (1)
October 11, 2005	3.56	75,000	74,919
October 20, 2005	3.70	40,000	39,918
October 21, 2005	3.69	38,400	38,318
October 24, 2005	3.71	30,000	29,926
Pfizer Inc (1)
November 18, 2005	3.72	100,000	99,513
Preferred Receivables Funding Corp. (1)
October 3, 2005	3.62	20,000	19,994
Procter & Gamble Co. (1)
October 3, 2005	3.58	20,000	19,994
October 4, 2005	3.58	50,000	49,980
October 14, 2005	3.58	23,500	23,467
October 18, 2005	3.66	50,000	49,909
November 17, 2005	3.78	23,554	23,436
November 21, 2005	3.78	26,666	26,521
Ranger Funding Co. LLC (1)
October 13, 2005	3.69	20,000	19,973
Royal Bank of Scotland PLC
October 21, 2005	3.63	50,000	49,894
November 4, 2005	3.78	50,000	49,817
Scripps (E.W.) Co. (1)
October 26, 2005	3.69	7,100	7,081
November 9, 2005	3.73	11,975	11,926
Sheffield Receivables Corp. (1)
October 4, 2005	3.65	40,000	39,984
Shell International Finance BV
October 3, 2005	3.56	50,000	49,985
October 17, 2005	3.62	23,302	23,262
November 4, 2005	3.65	50,000	49,835
Siemens Capital Co. LLC
October 4, 2005	3.54	75,000	74,971
Société Générale N.A. Inc.
October 20, 2005	3.58	50,000	49,901
October 24, 2005	3.65	51,300	51,176
Stadshypotek Delaware Inc. (1)
October 19, 2005	3.64	25,000	24,952
November 10, 2005	3.74	25,000	24,894
Svenska Handelsbanken Inc.
October 11, 2005	3.63	50,000	49,945
Thunder Bay Funding, LLC (1)
October 3, 2005	3.61	20,000	19,994
October 17, 2005	3.66	28,740	28,691
Toronto-Dominion Holdings USA Inc. (1)
October 17, 2005	3.58	26,700	26,655
November 29, 2005	3.85	50,000	49,681
Total Capital SA (1)
October 3, 2005	3.52	50,000	49,986
November 15, 2005	3.71	50,000	49,765
November 28, 2005	3.85	100,000	99,382
Toyota Motor Credit Corp.
October 14, 2005	3.60	50,000	49,930
October 18, 2005	3.62	30,000	29,946
October 25, 2005	3.66	27,000	26,932
October 26, 2005	3.67	26,500	26,430
December 2, 2005	3.87	44,000	43,717
Triple-A One Funding Corp. (1)
October 6, 2005	3.63	26,500	26,484
October 11, 2005	3.60	26,000	25,972
November 9, 2005	3.69	38,764	38,610
UBS Finance (Delaware) LLC
October 19, 2005	3.73	50,000	49,902
October 27, 2005	3.68	50,000	49,862
United Parcel Service Inc.
October 11, 2005	3.55	25,000	24,973
October 31, 2005	3.55	25,000	24,924
December 1, 2005	3.73	25,000	24,842
December 2, 2005	3.73	25,000	24,839
Variable Funding Capital Corp. (1)
October 13, 2005	3.60	41,000	40,947
November 2, 2005	3.67	80,000	79,747
November 7, 2005	3.79	50,000	49,801
December 7, 2005	3.85	50,000	49,645
Wal-Mart Stores Inc. (1)
November 1, 2005	3.61	42,500	42,364
November 8, 2005	3.64	74,400	74,108
November 10, 2005	3.67	33,500	33,361
November 29, 2005	3.74	39,000	38,754
Total commercial paper			7,121,910

Federal agency discount notes - 17.13%
Fannie Mae
October 12, 2005	3.51	25,700	25,667
Federal Farm Credit Banks
October 12, 2005	3.47	50,000	49,942
October 20, 2005	3.59	50,000	49,901
October 26, 2005	3.61	50,000	49,870
October 28, 2005	3.61	55,000	54,846
Federal Home Loan Bank
October 11, 2005	3.50	75,000	74,913
October 12, 2005	3.54	99,950	99,823
October 26, 2005	3.51	35,800	35,710
November 9, 2005	3.65	40,632	40,468
November 14, 2005	3.65	80,000	79,637
November 16, 2005	3.66	100,000	99,490
November 18, 2005	3.69	39,800	39,601
November 30, 2005	3.76	46,400	46,122
Freddie Mac
October 24, 2005	3.54	100,000	99,734
October 25, 2005	3.51	25,000	24,939
November 1, 2005	3.60	100,000	99,684
November 29, 2005	3.73	26,007	25,850
December 1, 2005	3.69	50,000	49,695
December 6, 2005	3.77	78,533	78,012
International Bank for Reconstruction and Development
October 3, 2005	3.43	100,000	99,972
October 17, 2005	3.47	117,700	117,509
Tennessee Valley Authority
October 27, 2005	3.58	103,100	102,824
November 3, 2005	3.67	51,500	51,322
November 10, 2005	3.70	30,400	30,273
December 1, 2005	3.70	25,000	24,844
Total federal agency discount notes			1,550,648

Certificates of deposit - 3.87%
Société Générale
November 1, 2005	3.77	50,000	50,000
Toronto-Dominion Bank
October 31, 2005	3.74	75,000	75,000
Wells Fargo Bank, N.A.
October 18, 2005	3.66	50,000	50,000
October 25, 2005	3.69	50,000	50,000
October 28, 2005	3.69	25,000	25,000
October 31, 2005	3.72	50,000	50,000
November 7, 2005	3.75	50,000	50,000
Total certificates of deposit			350,000

U.S. Treasuries - 0.55%
U.S. Treasury Bills
November 17, 2005	3.39	50,000	49,778

Total investment securities (cost: $9,072,149,000)			9,072,336

Other assets less liabilities			(20,585)

Net assets			$9,051,751

(1) Restricted securities that can be resold only to institutional investors. In practice, these securities are typically as liquid as unrestricted securities in the portfolio. The total value of all restricted securities was $3,825,802,000, which represented 42.27% of the net assets of the fund.

See Notes to Financial Statements

Statement of assets and liabilities
at September 30, 2005 (dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $9,072,149)		$9,072,336
Cash		6,211
Receivables for:
Sales of fund's shares	$57,971
Interest	399	58,370
		9,136,917
Liabilities:
Payables for:
Purchases of investments	32,678
Repurchases of fund's shares	47,223
Dividends on fund's shares	526
Investment advisory services	2,036
Services provided by affiliates	2,583
Deferred Trustees' compensation	72
Other fees and expenses	48	85,166
Net assets at September 30, 2005		$9,051,751

Net assets consist of:
Capital paid in on shares of beneficial interest		$9,051,577
Distributions in excess of net investment income		(13)
Net unrealized appreciation		187
Net assets at September 30, 2005		$9,051,751

Shares of beneficial interest issued and outstanding - unlimited shares authorized (9,051,575 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share

Class A	$7,656,486	7,656,275	$1.00
Class B	128,036	128,036	1.00
Class C	92,042	92,109	1.00
Class F	15,761	15,761	1.00
Class 529-A	137,592	137,588	1.00
Class 529-B	2,061	2,061	1.00
Class 529-C	8,175	8,177	1.00
Class 529-E	7,167	7,167	1.00
Class 529-F	3,973	3,972	1.00
Class R-1	17,636	17,636	1.00
Class R-2	474,022	474,008	1.00
Class R-3	283,954	283,946	1.00
Class R-4	134,293	134,289	1.00
Class R-5	90,553	90,550	1.00

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2005	(dollars in thousands)

Investment income:
Income:
Interest		$239,599
Fees and expenses:(1)
Investment advisory services	$24,653
Distribution services	12,790
Transfer agent services	11,376
Administrative services	4,620
Reports to shareholders	422
Registration statement and prospectus	764
Postage, stationery and supplies	2,451
Trustees' compensation	70
Auditing and legal	83
Custodian	173
State and local taxes	26
Other	76
Total fees and expenses before reimbursements	57,504
Less reimbursement of fees and expenses:
Class A limitation	2,183
Administrative services	1,297
Other	-
Total fees and expenses after reimbursements		54,024
Net investment income		185,575

Net unrealized appreciation on investments		295
Net increase in net assets resulting
from operations		$185,870

(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)

	Year ended September 30
	2005	2004
Operations:
Net investment income	$185,575	$66,502
Net unrealized appreciation (depreciation)
on investments	295	(89)
Net increase in net assets
resulting from operations	185,870	66,413

Dividends paid or accrued to
shareholders from net investment income	(185,586)	(66,502)

Capital share transactions	146,419	174,556

Total increase in net assets	146,703	174,467

Net assets:
Beginning of year	8,905,048	8,730,581
End of year	$9,051,751	$8,905,048

Notes to financial statements

1.	Organization and significant accounting policies

Organization - The Cash Management Trust of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in high-quality short-term money market instruments.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica®  savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund’s share classes are described below:

CollegeAmerica is a registered trademark of and sponsored by the Virginia College Savings Plan.SM

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	None	None	None
Classes B and 529-B	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F and 529-F	None	None	None
Classes R-1, R-2, R-3, R-4 and R-5	None	None	None

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value - The fund values its shares in accordance with Securities and Exchange Commission ("SEC") rules, using the penny-rounding method, which permits the fund to maintain a constant net asset value of $1.00 per share.

Security valuation - Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends to shareholders - Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income determined on a tax basis, which may differ from net investment income for financial reporting purposes. As of September 30, 2005, there were no material differences between book and tax reporting. The fiscal year in which amounts are distributed may differ from the year in which the net investment income is recorded by the fund for financial reporting purposes. As of September 30, 2005, the cost of investment securities for federal income tax purposes was $9,072,149,000.

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income	$ 595
Short-term loss carryforward expiring in 2013	(9)
Gross unrealized appreciation on investment securities	280
Gross unrealized depreciation on investment securities	(93)
Net unrealized appreciation on investment securities	187

Distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

Share class	Year ended September 30, 2005	Year ended September 30, 2004

Class A	$166,009	$64,312
Class B	1,677	173
Class C	1,013	86
Class F	346	90
Class 529-A	2,556	482
Class 529-B	21	1
Class 529-C	78	5
Class 529-E	107	7
Class 529-F	73	7
Class R-1	169	10
Class R-2	5,286	294
Class R-3	4,176	292
Class R-4	2,122	217
Class R-5	1,953	526
Total	$185,586	$66,502

3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.320% on the first $1 billion of daily net assets and decreasing to 0.270% on such assets in excess of $2 billion. For the year ended September 30, 2005, the investment advisory services fees was $24,653,000, which was equivalent to an annualized rate of 0.278% of average daily net assets.

The Investment Advisory and Service Agreement also provides that CRMC will reimburse the fund’s Class A shares to the extent that annual operating expenses exceed 25% of gross income. Expenses related to interest, taxes, brokerage commissions and extraordinary items are not subject to these limitations. At the beginning of the year, low income levels, caused by low in short-term interest rates, resulted in expenses exceeding this limit. At September 30, 2005, higher income levels resulted in the fund’s expenses falling within the limit. During the year ended September 30, 2005, these reimbursements totaled $2,183,000. The amount of reimbursement during any period will vary in accordance with the fund’s gross income and expense levels.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.15% to 1.00% as noted below. In some cases, the Board of Trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use a portion (0.15% for classes A, B, 529-A and 529-B shares and 0.25% for all other share classes) of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to selling dealers to compensate them for their selling activities.

Share class	Currently approved limits	Plan limits
Class A	0.15%	0.15%
Class 529-A	0.15	0.50
Classes B and 529-B	0.90	0.90
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F, 529-F and R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2005, the total administrative services fees paid by CRMC were $6,000, $1,197,000 and $94,000 for classes R-1, R-2 and R-3, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described on the previous page for the year ended September 30, 2005, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$5,814	$11,220	Not applicable	Not applicable	Not applicable
Class B	1,140	156	Not applicable	Not applicable	Not applicable
Class C	836	Included in administrative services	$122	$39	Not applicable
Class F	48		27	12	Not applicable
Class 529-A	104		177	48	$ 125
Class 529-B	16		3	1	2
Class 529-C	68		9	4	7
Class 529-E	32		9	3	6
Class 529-F	5		5	1	4
Class R-1	129		19	13	Not applicable
Class R-2	3,091		618	2,298	Not applicable
Class R-3	1,254		375	430	Not applicable
Class R-4	253		152	11	Not applicable
Class R-5	Not applicable		85	15	Not applicable
Total	$12,790	$11,376	$1,601	$2,875	$144

At the beginning of the year, due to lower short-term interest rates, CRMC agreed to pay a portion of the class-specific fees and expenses. For the year ended September 30, 2005, the total fees paid by CRMC for Class 529-C were $115.

Deferred Trustees’ compensation - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund. These amounts represent general, unsecured liabilities of the fund and vary according to the total return of the fund. Trustees’ compensation on the accompanying financial statements includes the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Trustees - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends		Repurchases(1)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2005
Class A	$13,909,522	13,909,522	$160,059	160,059	$(14,179,415)	(14,179,415)	$(109,834)	(109,834)
Class B	110,702	110,702	1,510	1,510	(140,887)	(140,887)	(28,675)	(28,675)
Class C	165,940	165,940	881	881	(178,820)	(178,820)	(11,999)	(11,999)
Class F	66,642	66,642	281	281	(89,950)	(89,950)	(23,027)	(23,027)
Class 529-A	100,142	100,142	2,534	2,534	(77,246)	(77,246)	25,430	25,430
Class 529-B	1,254	1,254	21	21	(1,220)	(1,220)	55	55
Class 529-C	6,837	6,837	77	77	(4,406)	(4,406)	2,508	2,508
Class 529-E	5,381	5,381	106	106	(3,611)	(3,611)	1,876	1,876
Class 529-F	3,135	3,135	72	72	(2,474)	(2,474)	733	733
Class R-1	25,114	25,114	168	168	(17,514)	(17,514)	7,768	7,768
Class R-2	994,164	994,164	5,102	5,102	(873,757)	(873,757)	125,509	125,509
Class R-3	614,992	614,992	4,036	4,036	(545,599)	(545,599)	73,429	73,429
Class R-4	288,890	288,890	2,064	2,064	(221,638)	(221,638)	69,316	69,316
Class R-5	262,505	262,505	1,905	1,905	(251,080)	(251,080)	13,330	13,330
Total net increase
(decrease)	$16,555,220	16,555,220	$178,816	178,816	$(16,587,617)	(16,587,617)	$146,419	146,419

Year ended September 30, 2004
Class A	$13,520,809	13,520,809	$61,845	61,845	$(13,726,229)	(13,726,229)	$(143,575)	(143,575)
Class B	154,993	154,993	157	157	(171,364)	(171,364)	(16,214)	(16,214)
Class C	192,284	192,284	77	77	(176,973)	(176,973)	15,388	15,388
Class F	103,416	103,416	82	82	(72,052)	(72,052)	31,446	31,446
Class 529-A	108,238	108,238	475	475	(85,852)	(85,852)	22,861	22,861
Class 529-B	2,040	2,040	1	1	(1,117)	(1,117)	924	924
Class 529-C	5,325	5,325	4	4	(3,117)	(3,117)	2,212	2,212
Class 529-E	4,489	4,489	7	7	(3,819)	(3,819)	677	677
Class 529-F	3,316	3,316	7	7	(2,402)	(2,402)	921	921
Class R-1	30,040	30,040	9	9	(27,861)	(27,861)	2,188	2,188
Class R-2	1,008,066	1,008,066	279	279	(865,474)	(865,474)	142,871	142,871
Class R-3	546,922	546,922	282	282	(474,880)	(474,880)	72,324	72,324
Class R-4	163,157	163,157	208	208	(124,548)	(124,548)	38,817	38,817
Class R-5	184,623	184,623	497	497	(181,404)	(181,404)	3,716	3,716
Total net increase
(decrease)	$16,027,718	16,027,718	$63,930	63,930	$(15,917,092)	(15,917,092)	$174,556	174,556

(1) Includes exchanges between share classes of the fund.

5. Investment transactions and other disclosures

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended September 30, 2005, the custodian fee of $173,000, shown on the accompanying financial statements, includes $8,000 that was offset by this reduction, rather than paid in cash.

Financial highlights (1)

	Net asset value, beginning of period	Net investment income (2)	Dividends from net investment income	Net asset value, end of period	Total return (3)	Net assets, end of period (in millions )	Ratio of expenses to average net assets before reimbursements	Ratio of expenses to average net assets after reimbursements (4)	Ratio of net income to average net assets
Class A:
Year ended 9/30/2005	$1.00	$.022	$(.022)	$1.00	2.20%	$7,656.55%		.52%	2.17%
Year ended 9/30/2004	1.00	.008	(.008)	1.00	.84	7,766.57		.28	.84
Year ended 9/30/2003	1.00	.011	(.011)	1.00	1.05	7,910.55		.23	1.05
Year ended 9/30/2002	1.00	.013	(.013)	1.00	1.35	8,305.59		.59	1.33
Year ended 9/30/2001	1.00	.045	(.045)	1.00	4.63	7,075.59		.59	4.48
Class B:
Year ended 9/30/2005	1.00	.013	(.013)	1.00	1.36	128	1.35	1.35	1.32
Year ended 9/30/2004	1.00	.001	(.001)	1.00	.12	157	1.34	1.02	.12
Year ended 9/30/2003	1.00	.001	(.001)	1.00	.13	173	1.38	1.14	.14
Year ended 9/30/2002	1.00	.005	(.005)	1.00	.53	158	1.40	1.40	.47
Year ended 9/30/2001	1.00	.037	(.037)	1.00	3.75	46	1.41	1.41	3.01
Class C:
Year ended 9/30/2005	1.00	.012	(.012)	1.00	1.20	92	1.51	1.51	1.20
Year ended 9/30/2004	1.00	.001	(.001)	1.00	.10	104	1.51	1.05	.10
Year ended 9/30/2003	1.00	.001	(.001)	1.00	.12	89	1.55	1.16	.12
Year ended 9/30/2002	1.00	.004	(.004)	1.00	.40	100	1.55	1.51	.31
Period from 3/16/2001 to 9/30/2001	1.00	.014	(.014)	1.00	1.40	13	1.55 (5)	1.55 (5)	2.05 (5)
Class F:
Year ended 9/30/2005	1.00	.019	(.019)	1.00	1.96	16.75		.75	1.78
Year ended 9/30/2004	1.00	.004	(.004)	1.00	.41	39.72		.71	.61
Year ended 9/30/2003	1.00	.006	(.006)	1.00	.55	7.73		.73	.58
Year ended 9/30/2002	1.00	.011	(.011)	1.00	1.13	10.77		.77	1.11
Period from 3/26/2001 to 9/30/2001	1.00	.017	(.017)	1.00	1.71	4	0.8 (5)	0.8 (5)	3.09 (5)
Class 529-A:
Year ended 9/30/2005	1.00	.020	(.020)	1.00	2.03	138.69		.69	2.05
Year ended 9/30/2004	1.00	.005	(.005)	1.00	.47	112.67		.66	.48
Year ended 9/30/2003	1.00	.007	(.007)	1.00	.66	89.62		.62	.61
Period from 2/15/2002 to 9/30/2002	1.00	.007	(.007)	1.00	.73	34	0.6 (5)	0.6 (5)	1.16 (5)
Class 529-B:
Year ended 9/30/2005	1.00	.012	(.012)	1.00	1.18	2	1.53	1.53	1.13
Year ended 9/30/2004	1.00	.001	(.001)	1.00	.10	2	1.53	1.06	.10
Year ended 9/30/2003	1.00	.001	(.001)	1.00	.12	1	1.52	1.13	.12
Period from 6/7/2002 to 9/30/2002	1.00	.001	(.001)	1.00	.09	- (6)	.47	.47	.08
Class 529-C:
Year ended 9/30/2005	1.00	.011	(.011)	1.00	1.09	8	1.62	1.62	1.15
Year ended 9/30/2004	1.00	.001	(.001)	1.00	.10	6	1.63	1.05	.10
Year ended 9/30/2003	1.00	.001	(.001)	1.00	.12	3	1.62	1.11	.11
Period from 4/2/2002 to 9/30/2002	1.00	.002	(.002)	1.00	.15	1.79		.75	.12
Class 529-E:
Year ended 9/30/2005	1.00	.016	(.016)	1.00	1.61	7	1.10	1.10	1.64
Year ended 9/30/2004	1.00	.002	(.002)	1.00	.15	5	1.11	.98	.15
Year ended 9/30/2003	1.00	.002	(.002)	1.00	.22	5	1.11	1.05	.17
Period from 3/11/2002 to 9/30/2002	1.00	.004	(.004)	1.00	.39	1	1.09 (5)	1.09 (5)	0.66(5)
Class 529-F:
Year ended 9/30/2005	1.00	.019	(.019)	1.00	1.96	4.75		.75	1.97
Year ended 9/30/2004	1.00	.003	(.003)	1.00	.28	3.86		.85	.30
Year ended 9/30/2003	1.00	.004	(.004)	1.00	.43	2.85		.85	.33
Period from 9/16/2002 to 9/30/2002	1.00	- (7)	- (7)	1.00	.04	- (6)	.03	.03	.04
Class R-1:
Year ended 9/30/2005	$1.00	$.012	$(.012)	$1.00	1.20%	$18	1.54%	1.50%	1.31%
Year ended 9/30/2004	1.00	.001	(.001)	1.00	.10	10	1.56	1.03	.10
Year ended 9/30/2003	1.00	.001	(.001)	1.00	.12	8	1.61	1.08	.10
Period from 5/29/2002 to 9/30/2002	1.00	.001	(.001)	1.00	.10	1.71		.51	.09
Class R-2:
Year ended 9/30/2005	1.00	.012	(.012)	1.00	1.24	474	1.76	1.47	1.28
Year ended 9/30/2004	1.00	.001	(.001)	1.00	.11	348	1.76	1.03	.11
Year ended 9/30/2003	1.00	.001	(.001)	1.00	.12	206	1.68	1.08	.11
Period from 5/21/2002 to 9/30/2002	1.00	.001	(.001)	1.00	.11	23.57		.52	.11
Class R-3:
Year ended 9/30/2005	1.00	.016	(.016)	1.00	1.63	284	1.12	1.08	1.67
Year ended 9/30/2004	1.00	.002	(.002)	1.00	.16	211	1.12	.97	.16
Year ended 9/30/2003	1.00	.002	(.002)	1.00	.23	138	1.10	1.03	.17
Period from 6/4/2002 to 9/30/2002	1.00	.002	(.002)	1.00	.22	15.37		.34	.22
Class R-4:
Year ended 9/30/2005	1.00	.020	(.020)	1.00	2.00	134.71		.71	2.10
Year ended 9/30/2004	1.00	.004	(.004)	1.00	.43	65.71		.70	.46
Year ended 9/30/2003	1.00	.006	(.006)	1.00	.55	26.72		.72	.48
Period from 6/27/2002 to 9/30/2002	1.00	.002	(.002)	1.00	.23	1.30		.19	.27
Class R-5:
Year ended 9/30/2005	1.00	.023	(.023)	1.00	2.30	91.42		.42	2.30
Year ended 9/30/2004	1.00	.007	(.007)	1.00	.72	77.42		.40	.75
Year ended 9/30/2003	1.00	.009	(.009)	1.00	.87	74.41		.41	.84
Period from 5/15/2002 to 9/30/2002	1.00	.005	(.005)	1.00	.50	49.16		.16	.50

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements from CRMC.  During some of the periods shown, CRMC reimbursed expenses, as provided by the Investment Advisory and Service Agreement.  During the start-up period for the retirement plan share classes (except R-5), CRMC agreed to pay a portion of the fees related to transfer agent services. In addition, during some of the periods shown, due to lower short-term interest rates, CRMC agreed to pay a portion of the class-specific fees and expenses for some of the share classes.

(5) Annualized.
(6) Amount less than $1 million.
(7) Amount less than $.001.

See Notes to Financial Statements

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of The Cash Management Trust of America:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Cash Management Trust of America (the "Fund") at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 2005 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 7, 2005

Other share class results                                                                                                    unaudited

Class B, Class C, Class F and Class 529

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended September 30, 2005:

	1 year	5 years	Life of class

Class B shares — first sold 3/15/00
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	-3.64%	+0.78%	+1.37%
Not reflecting CDSC	+1.36%	+1.17%	+1.54%

Class C shares — first sold 3/16/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+0.20%	—	+0.71%
Not reflecting CDSC	+1.20%	—	+0.71%

Class F shares[1]— first sold 3/26/01
Not reflecting annual asset-based fee charged
by sponsoring firm	+1.96%	—	+1.27%

Class 529-A shares[1,2]— first sold 2/15/02	+2.03%	—	+1.07%

Class 529-B shares[2]— first sold 6/7/02
Reflecting applicable CDSC, maximum of 5%, payable
Only if shares are sold within six years of purchase	-3.82%	—	-0.46%
Not reflecting CDSC	+1.18%	—	+0.45%

Class 529-C shares[2]— first sold 4/2/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	+0.09%	—	+0.42%
Not reflecting CDSC	+1.09%	—	+0.42%

Class 529-E shares[1,2] — first sold 3/11/02	+1.61%	—	+0.66%

Class 529-F shares[1,2]— first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	+1.96%	—	+0.89%

The fund’s investment adviser has reimbursed certain expenses. Fund results shown reflect the reimbursement, without which they would have been lower. Please see the Financial Highlights table on page 16 for details.

1 These shares are sold without any initial or contingent deferred sales charge.
2 Results shown do not reflect the $10 initial account setup fee and an annual $10 account maintenance fee.

Tax information                                                                                                                                  unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund’s fiscal year ending September 30, 2005.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $17,876,000 as interest derived on direct U.S. government obligations.

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2006, to determine the calendar year amounts to be included on their 2005 tax returns. Shareholders should consult their tax advisers.

Expense example                                                                                                   unaudited

As a shareholder of the fund, you incur certain ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. Certain share classes also incur transaction costs such as contingent deferred sales charges (loads) on redemptions. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2005, through September 30, 2005).

Actual expenses:

The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2005	Ending account value 9/30/2005	Expenses paid during period [1]	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,013.50	$2.62	.52%
Class A -- assumed 5% return	1,000.00	1,022.46	2.64	.52
Class B -- actual return	1,000.00	1,009.35	6.75	1.34
Class B -- assumed 5% return	1,000.00	1,018.35	6.78	1.34
Class C -- actual return	1,000.00	1,008.59	7.55	1.50
Class C -- assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class F -- actual return	1,000.00	1,012.33	3.78	.75
Class F -- assumed 5% return	1,000.00	1,021.31	3.80	.75
Class 529-A -- actual return	1,000.00	1,012.68	3.43	.68
Class 529-A -- assumed 5% return	1,000.00	1,021.66	3.45	.68
Class 529-B -- actual return	1,000.00	1,008.50	7.55	1.50
Class 529-B -- assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class 529-C -- actual return	1,000.00	1,008.05	8.05	1.60
Class 529-C -- assumed 5% return	1,000.00	1,017.05	8.09	1.60
Class 529-E -- actual return	1,000.00	1,010.61	5.49	1.09
Class 529-E -- assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class 529-F -- actual return	1,000.00	1,012.84	3.23	.64
Class 529-F -- assumed 5% return	1,000.00	1,021.86	3.24	.64
Class R-1 -- actual return	1,000.00	1,008.55	7.50	1.49
Class R-1 -- assumed 5% return	1,000.00	1,017.60	7.54	1.49
Class R-2 -- actual return	1,000.00	1,008.71	7.35	1.46
Class R-2 -- assumed 5% return	1,000.00	1,017.75	7.38	1.46
Class R-3 -- actual return	1,000.00	1,010.65	5.44	1.08
Class R-3 -- assumed 5% return	1,000.00	1,019.65	5.47	1.08
Class R-4 -- actual return	1,000.00	1,012.54	3.53	.70
Class R-4 -- assumed 5% return	1,000.00	1,021.56	3.55	.70
Class R-5 -- actual return	1,000.00	1,014.02	2.07	.41
Class R-5 -- assumed 5% return	1,000.00	1,023.01	2.08	.41

1 Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

The U.S. Treasury Money Fund of America
Investment portfolio, September 30, 2005

[begin pie chart]

U.S. treasuries	100.00%

[end pie chart}

		Principal	Market
	Yield at	amount	value
Short-term securities - 100.10%	acquisition	(000)	(000)

U.S. Treasuries - 100.10%
U.S. Treasury Bills 10-6-05	3.25%	$33,310	$33,292
U.S. Treasury Bills 10-13-05	3.22%-3.23%	100,000	99,885
U.S. Treasury Bills 10-20-05	3.30%-3.37%	66,900	66,783
U.S. Treasury Bills 10-27-05	3.38%-3.42%	44,300	44,195
U.S. Treasury Bills 11-3-05	3.38%-3.39%	23,635	23,565
U.S. Treasury Bills 11-10-05	3.39%-3.42%	58,075	57,866
U.S. Treasury Bills 11-17-05	3.27%-3.46%	53,235	53,007
U.S. Treasury Bills 12-1-05	3.34%-3.38%	50,160	49,889
U.S. Treasury Bills 12-22-05	3.44%	117,000	116,104

Total investment securities (cost: $544,532,000)			544,586

Other assets less liabilities			(527)

Net assets			$544,059

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2005 (dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $544,532)			$544,586
Cash			602
Receivables for
sales of fund's shares			1,082
			546,270
Liabilities:
Payables for:
Repurchases of fund's shares		$1,839
Dividends on fund's shares		55
Investment advisory services		121
Services provided by affiliates		152
Deferred Trustees' compensation		29
Other fees and expenses		15	2,211
Net assets at September 30, 2005			$544,059

Net assets consist of:
Capital paid in on shares of beneficial interest			$544,003
Undistributed net investment income			2
Net unrealized appreciation			54
Net assets at September 30, 2005			$544,059

Shares of beneficial interest issued and outstanding - unlimited shares authorized (544,002 total shares outstanding)
Net assets		Shares outstanding	Net asset value per share

Class A	$482,879	482,829	$1.00
Class R-1	1,309	1,308	1.00
Class R-2	26,493	26,491	1.00
Class R-3	21,094	21,091	1.00
Class R-4	4,882	4,881	1.00
Class R-5	7,402	7,402	1.00

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2005		(dollars in thousands)
Investment income:
Income:
Interest			$13,407

Fees and expenses:(1)
Investment advisory services		$1,630
Distribution services		820
Transfer agent services		690
Administrative services		244
Reports to shareholders		27
Registration statement and prospectus		97
Postage, stationery and supplies		108
Trustees' compensation		29
Auditing and legal		44
Custodian		16
State and local taxes		7
Other		31
Total fees and expenses before reimbursements/waivers		3,743
Less reimbursement/waiver of fees and expenses:
Investment advisory services		122
Administrative services		72
Other		1
Total fees and expenses after reimbursements/waivers			3,548
Net investment income			9,859

Net unrealized appreciation on investments			18
Net increase in net assets resulting
from operations			$9,877

(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets		(dollars in thousands)

		Year ended September 30
		2005	2004
Operations:
Net investment income		$9,859	$2,220
Net unrealized appreciation
on investments		18	7
Net increase in net assets
resulting from operations		9,877	2,227

Dividends paid or accrued to
shareholders from net investment income		(9,856)	(2,219)

Capital share transactions		(35,723)	(83,761)

Total decrease in net assets		(35,702)	(83,753)

Net assets:
Beginning of year		579,761	663,514
End of year		$544,059	$579,761

See Notes to Financial Statements

Notes to financial statements

1.	Organization and significant accounting policies

Organization - The U.S. Treasury Money Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide income on cash reserves, while preserving capital and maintaining liquidity, through investments in U.S. Treasury securities maturing in one year or less.

The fund offers six share classes consisting of one retail share class (Class A) and five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5). All share classes are sold without any sales charges and do not carry any conversion rights.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value - The fund values its shares in accordance with Securities and Exchange Commission ("SEC") rules, using the penny-rounding method, which permits the fund to maintain a constant net asset value of $1.00 per share.

Security valuation - Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Trustees.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends to shareholders - Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income each year. The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions paid to shareholders are based on net investment income determined on a tax basis, which may differ from net investment income for financial reporting purposes. As of September 30, 2005, there were no material differences between book and tax reporting. The fiscal year in which amounts are distributed may differ from the year in which the net investment income is recorded by the fund for financial reporting purposes. As of September 30, 2005, the cost of investment securities for federal income tax purposes was $544,532,000.

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income	$86
Gross unrealized appreciation on investment securities	55
Gross unrealized depreciation on investment securities	(1)
Net unrealized appreciation on investment securities	54

Distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

Share class	Year ended September 30, 2005	Year ended September 30 2004
Class A	$9,126	$2,147
Class R-1	13	1
Class R-2	254	19
Class R-3	265	16
Class R-4	62	5
Class R-5	136	31
Total	$9,856	$2,219

3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on an annual rate of 0.300% on the first $800 million of daily net assets and 0.285% on such assets in excess of $800 million. CRMC is currently waiving a portion of investment advisory services fees. At the beginning of the year, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended September 30, 2005, total investment advisory services fees waived by CRMC were $122,000. As a result, the fee shown on the accompanying financial statements of $1,630,000, which was equivalent to an annualized rate of 0.300%, was reduced to $1,508,000, or 0.278% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.15% to 1.00% as noted below. In some cases, the Board of Trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use a portion (0.15% for Class A and 0.25% for all other share classes) of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to selling dealers to compensate them for their selling activities.

Share class	Currently approved limits	Plan limits
Class A	0.15%	0.15%
Class R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-3	0.50	0.75
Class R-4	0.25	0.50

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A shares. Under this agreement, this share class compensates AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than Class A. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2005, the total administrative services fees paid by CRMC were $1,000, $69,000 and $2,000 for classes R-1, R-2 and R-3, respectively. Administrative services fees are presented gross of any payments made by CRMC.

Expenses under the agreements described above for the year ended September 30, 2005, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services
			CRMC administrative services	Transfer agent services
Class A	$523	$690	Not applicable	Not applicable
Class R-1	12	Included in administrative services	$2	$1
Class R-2	184		37	136
Class R-3	92		28	26
Class R-4	9		5	1
Class R-5	Not applicable		7	1
Total	$820	$690	$79	$165

At the beginning of the year, due to lower short-term interest rates, CRMC agreed to pay a portion of the class-specific fees and expenses. For the year ended September 30, 2005, the total fees paid by CRMC were $62 and $676 for classes R-1 and R-2, respectively.

Deferred Trustees’ compensation - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the fund. Trustees’ compensation on the accompanying financial statements includes the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Trustees - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends		Repurchases(1)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2005
Class A	$384,752	384,752	$8,646	8,646	$(442,823)	(442,823)	$(49,425)	(49,425)
Class R-1	1,692	1,692	12	12	(1,472)	(1,472)	232	232
Class R-2	31,709	31,709	248	248	(27,443)	(27,443)	4,514	4,514
Class R-3	39,251	39,251	256	256	(34,150)	(34,150)	5,357	5,357
Class R-4	12,459	12,459	61	61	(9,824)	(9,824)	2,696	2,696
Class R-5	15,297	15,297	66	66	(14,460)	(14,460)	903	903
Total net increase
(decrease)	$485,160	485,160	$9,289	9,289	$(530,172)	(530,172)	$(35,723)	(35,723)

Year ended September 30, 2004
Class A	$432,833	432,833	$2,052	2,052	$(533,936)	(533,936)	$(99,051)	(99,051)
Class R-1	1,164	1,164	-*	-*	(419)	(419)	745	745
Class R-2	43,831	43,831	18	18	(36,449)	(36,449)	7,400	7,400
Class R-3	20,221	20,221	16	16	(15,625)	(15,625)	4,612	4,612
Class R-4	5,349	5,349	5	5	(4,662)	(4,662)	692	692
Class R-5	12,974	12,974	19	19	(11,152)	(11,152)	1,841	1,841
Total net increase
(decrease)	$516,372	516,372	$2,110	2,110	$(602,243)	(602,243)	$(83,761)	(83,761)

* Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.

5. Investment transactions and other disclosures

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended September 30, 2005, the custodian fee of $16,000, shown on the accompanying financial statements, includes $10,000 that was offset by this reduction, rather than paid in cash.

Financial highlights (1)

	Net asset value, beginning of period	Net investment income (2)	Dividends from net investment income	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers (3)	Ratio of net income to average net assets
Class A:
Year ended 9/30/2005	$1.00	$.019	$(.019)	$1.00	1.90%	$483.62%		.59%	1.87%
Year ended 9/30/2004	1.00	.004	(.004)	1.00	.39	532.62		.61	.39
Year ended 9/30/2003	1.00	.006	(.006)	1.00	.63	631.58		.58	.63
Year ended 9/30/2002	1.00	.013	(.013)	1.00	1.29	683.63		.63	1.27
Year ended 9/30/2001	1.00	.042	(.042)	1.00	4.27	489.66		.66	4.12
Class R-1:
Year ended 9/30/2005	1.00	.010	(.010)	1.00	.96	1	1.60	1.52	1.03
Year ended 9/30/2004	1.00	.001	(.001)	1.00	.10	1	1.63	.94	.10
Year ended 9/30/2003	1.00	.001	(.001)	1.00	.12	- (4)	1.91	1.08	.12
Period from 7/12/2002 to 9/30/2002	1.00	.001	(.001)	1.00	.11	- (4)	.54	.32	.05
Class R-2:
Year ended 9/30/2005	1.00	.010	(.010)	1.00	.99	27	1.79	1.48	1.03
Year ended 9/30/2004	1.00	.001	(.001)	1.00	.10	22	1.81	.92	.10
Year ended 9/30/2003	1.00	.001	(.001)	1.00	.12	15	1.74	1.02	.10
Period from 6/11/2002 to 9/30/2002	1.00	.001	(.001)	1.00	.08	1.50		.44	.08
Class R-3:
Year ended 9/30/2005	1.00	.014	(.014)	1.00	1.38	21	1.14	1.11	1.43
Year ended 9/30/2004	1.00	.001	(.001)	1.00	.12	16	1.14	.89	.13
Year ended 9/30/2003	1.00	.002	(.002)	1.00	.18	11	1.17	.99	.11
Period from 8/16/2002 to 9/30/2002	1.00	.001	(.001)	1.00	.07	- (4)	.20	.13	.07
Class R-4:
Year ended 9/30/2005	1.00	.017	(.017)	1.00	1.74	5.78		.75	1.79
Year ended 9/30/2004	1.00	.002	(.002)	1.00	.24	2.77		.76	.23
Year ended 9/30/2003	1.00	.004	(.004)	1.00	.43	2.79		.77	.36
Period from 8/2/2002 to 9/30/2002	1.00	.002	(.002)	1.00	.17	- (4)	.33	.12	.15
Class R-5:
Year ended 9/30/2005	1.00	.021	(.021)	1.00	2.07	7.46		.43	2.08
Year ended 9/30/2004	1.00	.006	(.006)	1.00	.55	7.45		.45	.57
Year ended 9/30/2003	1.00	.008	(.008)	1.00	.75	5.46		.46	.73
Period from 5/15/2002 to 9/30/2002	1.00	.005	(.005)	1.00	.47	4.18		.18	.46

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC.  During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes. During the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services. In addition, during some of the periods shown, due to lower short-term interest rates, CRMC agreed to pay a portion of the class-specific fees and expenses.

(4) Amount less than $1 million.

See Notes to Financial Statements

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of The U.S. Treasury Money Fund of America:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Treasury Money Fund of America (the "Fund") at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 2005 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 7, 2005

Tax information                                                                                                         unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund’s fiscal year ending September 30, 2005.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates all as interest derived on direct U.S. government obligations.

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2006, to determine the calendar year amounts to be included on their 2005 tax returns. Shareholders should consult their tax advisers.

Expense example                                                                                                       unaudited

As a shareholder of the fund, you incur certain ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2005, through September 30, 2005).

Actual expenses:

The first line of each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning account value 4/1/2005	Ending account value 9/30/2005	Expenses paid during period[1]	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,012.04	$2.77	.55%
Class A -- assumed 5% return	1,000.00	1,022.31	2.79	.55
Class R-1 -- actual return	1,000.00	1,007.21	7.60	1.51
Class R-1 -- assumed 5% return	1,000.00	1,017.50	7.64	1.51
Class R-2 -- actual return	1,000.00	1,007.38	7.35	1.46
Class R-2 -- assumed 5% return	1,000.00	1,017.75	7.38	1.46
Class R-3 -- actual return	1,000.00	1,009.30	5.49	1.09
Class R-3 -- assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class R-4 -- actual return	1,000.00	1,011.09	3.73	.74
Class R-4 -- assumed 5% return	1,000.00	1,021.36	3.75	.74
Class R-5 -- actual return	1,000.00	1,012.74	2.12	.42
Class R-5 -- assumed 5% return	1,000.00	1,022.96	2.13	.42

[1] Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

Approval of renewal of Investment Advisory and Service Agreement

The fund’s Board members have approved the renewal of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 31, 2006. The renewal of the agreement was approved by the Board following the recommendation of the fund’s Contracts Committee (the “committee”), which is comprised of all of the fund’s independent Board members. The information, material facts and conclusions that formed the basis for the committee’s recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the independent Board members receive a wide variety of materials relating to the services provided by CRMC, including reports on the fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons (including comparisons to advisory fees charged by an affiliate of CRMC to institutional clients), financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process — The committee received assistance and advice regarding legal and industry standards from independent counsel to the independent Board members. The committee discussed the renewal of the agreement with CRMC representatives and in a private session with independent legal counsel at which no representatives of CRMC were present. In deciding to recommend the renewal of the agreement, the committee did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources — The Board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Other services — The Board and the committee considered CRMC’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Board members informed; and its attention to matters that may involve conflicts of interest with the fund. The Board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

The Board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and will continue to benefit the fund and its shareholders.

3. Investment results

The Board and committee considered the investment results of the fund in light of its objective of providing shareholders with income on their cash reserves while preserving capital and maintaining liquidity. They compared the fund’s total returns with the total returns of the Lipper U.S. Treasury Money Market Funds Index (the Lipper category that includes the fund) and the averages of the funds included in the Lipper Index each year.

The Board and the committee noted that for the seven months ended July 31, 2005, and the three-, five- and 10-year periods ended July 31, 2005, the fund’s investment results were at or near those of both the Lipper Index and the averages of the funds included in the Lipper Index. The Board also noted that the ranges of results of the funds included in the Lipper Index were narrow during the measurement periods. The Board and the committee ultimately concluded that CRMC’s record in managing the fund indicates that its continued management will benefit the fund and its shareholders.

4. Advisory fees and total expenses

The Board and the committee compared the advisory fees and total expenses of the fund (each as a percentage of average net assets) with the median fee and expense levels of all other funds in the Lipper U.S. Treasury Money Market Funds Index. The Board and the committee observed that the fund’s advisory fee was near the median of the other funds included in the Lipper Index for the year ended September 30, 2004, and below the median of the other funds for the previous nine years, and that its total expenses were near or below the median for all such other funds for the 10 years ended September 30, 2004. The Board and the committee also noted the complexwide 5% voluntary advisory fee waiver that CRMC put into effect during 2004, and the additional 5% advisory fee waiver implemented effective April 1, 2005. The Board and the committee concluded that the relatively low level of the fees charged by CRMC will benefit the fund and its shareholders.

The Board and the committee also reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They concluded that, although the fees paid by those clients generally were lower than those paid by American Funds, the differences appropriately reflected CRMC’s significantly greater responsibilities with respect to American Funds and the more comprehensive regulatory regime applicable to mutual funds.

5. Adviser costs, level of profits and economies of scale

The Board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, noting that those results were comparable to the reported results of several large, publicly held investment management companies. The committee also received information during the past year regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board and the committee considered CRMC’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoints in the fund’s advisory fee structure provide for reductions in the level of fees charged by CRMC to the fund as fund assets and gross income increase, reflecting economies of scale in the cost of operations that are shared with fund shareholders. The Board and the committee concluded that the fund’s cost structure was reasonable and that CRMC was sharing economies of scale with the fund and its shareholders, to their benefit.

6. Ancillary benefits

The Board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliate. The Board and the committee reviewed CRMC’s portfolio trading practices, noting that, while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, and that the renewal of the agreement was in the best interests of the fund and its shareholders.

The Tax-Exempt Money Fund of America
Investment portfolio, September 30, 2005

[begin pie chart]

Texas	22.73%
Maryland	8.63
Florida	5.68
Nevada	5.25
Utah	3.82
New York	3.70
North Carolina	3.70
Arizona	3.59
Wyoming	3.59
Virginia	3.54
Other states	35.43
Other assets less liabilities	.34

[end pie chart]

		Principal	Market
	Yield at	amount	value
Short-term securities - 99.66%	acquisition	(000)	(000)

Alabama - 0.53%
Industrial Dev. Board of the City of Decatur, Solid Waste Disposal Rev. Bonds (Amoco Chemical Company Project), Series 1995, AMT, 2.93% 5/1/25 (1)	2.93%	$2,300	$2,300

Alaska - 0.37%
North Slope Borough, Exempt Fac. Industrial Rev. Bonds (BP Exploration (Alaska) Inc. Project), Series 2001, AMT, 2.93% 7/1/25 (1)	2.93	1,600	1,600

Arizona - 3.59%
Salt River Project Agricultural Improvement & Power Dist., TECP:
Series B:
2.55% 10/13/05	2.55	3,000	3,000
2.65% 10/19/05	2.65	4,000	4,000
Series C:
2.64% 10/4/05	2.64	1,000	1,000
2.68% 11/1/05	2.68	7,500	7,500

Connecticut - 1.94%
Health and Educational Facs. Auth. Rev. Bonds, Yale University Issue, TECP:
Series S-1:
2.48% 10/4/05	2.48	2,700	2,700
2.50% 10/5/05	2.50	1,700	1,700
Series S-2:
2.68% 11/9/05	2.68	3,000	3,000
2.68% 11/10/05	2.68	1,000	1,000

District of Columbia - 2.99%
Multimodal Rev. Bonds (American National Red Cross Issue), Series 2000, TECP, 2.52% 10/12/05	2.52	3,400	3,400
Variable Rate Rev. Bonds (National Academy of Sciences Project), AMBAC insured, TECP:
Series 1999-B, 2.51% 10/11/05	2.51	4,500	4,500
Series 1999-C, 2.67% 11/21/05	2.67	5,000	5,000

Florida - 5.68%
Broward County, Airport System Rev. Ref. Bonds, Series 2003-K, FGIC insured, 5.00% 10/1/05	5.00	2,630	2,630
Indian River County Hospital Dist., Hospital Rev. Bonds, Series 1989, TECP, 2.60% 10/13/05	2.60	1,000	1,000
Jacksonville County Electric Auth., Series 1993-C1, TECP, 2.50% 10/3/05	2.50	3,000	3,000
Jacksonville Health Facs. Auth., Hospital Rev. Bonds (Baptist Medical Center Project), Series 2004, TECP, 2.65% 11/1/05	2.65	2,000	2,000
Pinellas County Educational Facs. Auth., Rev. Ref. Program Bonds (Pooled Independent Higher Education Institutions Loan Program), Series 1985, TECP, 2.50% 10/5/05	2.50	2,000	2,000
Sarasota County Public Hospital Dist., Hospital Rev. Bonds (Sarasota Memorial Hospital Project), TECP:
Series 1985-B, 2.68% 11/1/05	2.68	1,000	1,000
Series 1985-C:
2.56% 10/7/05	2.56	2,400	2,400
2.68% 11/1/05	2.68	3,000	3,000
2.65% 11/4/05	2.65	1,800	1,800
2.64% 11/8/05	2.64	3,700	3,700
2.68% 11/14/05	2.68	2,000	2,000

Georgia - 0.35%
Municipal Electric Authority, Project One Subordinated Bonds, Series 1985-B, TECP, 2.52% 10/11/05	2.52	1,500	1,500

Hawaii - 0.46%
Dept. of Budget and Fin., Special Purpose Rev. Bonds (Gas Company Project), Series 2000, AMT, TECP, 2.65% 10/5/05	2.65	2,000	2,000

Indiana - 3.36%
Indianapolis Airport Auth., Commercial Paper Notes, AMT, TECP:
2.65% 10/17/05	2.65	4,500	4,500
2.70% 10/18/05	2.70	3,000	3,000
2.66% 10/31/05	2.66	7,000	7,000

Kentucky - 0.28%
Regional Airport Auth. of Louisville and Jefferson County, Special Facs. Rev. Bonds (UPS Worldwide Forwarding, Inc. Project), Series 1999-A, AMT, 2.89% 1/1/29 (1)	2.89	1,200	1,200

Maryland - 8.63%
Baltimore County, Consolidated Public Improvement Bond Anticipation Notes, Series 1995, TECP:
2.50% 10/3/05	2.50	6,000	6,000
2.60% 10/3/05	2.60	1,750	1,750
2.56% 10/6/05	2.56	2,000	2,000
2.52% 10/11/05	2.52	4,300	4,299
2.55% 10/13/05	2.55	2,400	2,400
Health and Higher Educational Facs. Auth., Commercial Paper Rev. Notes, John Hopkins University Issue, Series A, TECP:
2.63% 10/5/05	2.63	4,500	4,500
2.64% 10/19/05	2.64	2,229	2,229
2.64% 11/9/05	2.64	3,700	3,700
2.65% 11/10/05	2.65	3,400	3,400
Howard County, Consolidated Public Improvement Commercial Paper Bond Anticipation Notes, Series 2002-C, TECP, 2.64% 11/8/05	2.64	2,000	2,000
Montgomery County, Consolidated Public Improvement Commercial Paper Bond Anticipation Notes, Series 2002, TECP:
2.65% 11/15/05	2.65	1,900	1,900
2.65% 11/16/05	2.65	3,100	3,100

Massachusetts - 2.37%
G.O. Notes, Series 2001-G, TECP:
2.60% 10/5/05	2.60	3,000	3,000
2.64% 11/3/05	2.64	6,250	6,250
Health and Educational Facs. Auth., Rev. Notes, Harvard University Issue, Series 2002-EE, TECP, 2.65% 10/21/05	2.65	1,000	1,000

Michigan - 0.73%
Regents of the University of Michigan, Series F, TECP:
2.64% 11/8/05	2.64	1,135	1,135
2.68% 11/14/05	2.68	2,000	2,000

Minnesota - 2.57%
City of Rochester, Health Care Facs. Rev. Bonds (Mayo Foundation/Mayo Medical Center), TECP:
Series 2000-C, 2.72% 11/22/05	2.72	2,500	2,500
Series 2001-A, 2.70% 12/1/05	2.70	3,600	3,599
Series 2001-D, 2.62% 10/4/05	2.62	5,000	5,000

Missouri - 1.88%
Curators of the University of Missouri, Capital Projects Notes, Series FY 2005-2006, 5.00% 6/30/06	2.68	8,000	8,122

Nevada - 5.25%
Clark County, G.O. (Limited Tax) Flood Control Commercial Paper Notes, TECP:
Series 2003-A, 2.55% 10/25/05	2.55	5,000	5,000
Series 2003-B, 2.55% 10/13/05	2.55	5,000	4,999
Las Vegas Valley Water Dist., G.O. Limited Tax Water Notes (SNWA Rev. Supported), Series 2004-A, TECP:
2.65% 10/14/05	2.65	2,900	2,900
2.62% 10/20/05	2.62	6,800	6,799
2.65% 11/15/05	2.65	3,000	3,000

New Mexico - 2.34%
Tax and Rev. Anticipation Notes, Series 2005, 4.00% 6/30/06	2.73	10,000	10,090

New York - 3.70%
Metropolitan Transportation Auth., Rev. Bond Anticipation Notes, Series A-1, TECP:
2.60% 10/18/05	2.60	5,000	5,000
2.65% 10/21/05	2.65	5,000	5,000
2.65% 11/9/05	2.65	6,000	6,000

North Carolina - 3.70%
Capital Facs. Fin. Agcy., Duke University Issue, TECP:
Series A-1:
2.65% 11/4/05	2.65	3,699	3,699
2.68% 11/7/05	2.68	3,000	3,000
2.64% 11/8/05	2.64	4,000	4,000
Series A-2:
2.55% 10/3/05	2.55	3,525	3,525
2.65% 11/3/05	2.65	1,775	1,775

Ohio - 0.30%
Water Dev. Auth., Pollution Control Rev. Bonds (Ohio Edison Co. Project), Series 1988-B, AMT, 2.94% 9/1/18 (1)	2.94	1,300	1,300

Pennsylvania - 0.69%
Montgomery County Industrial Dev. Auth., Pollution Control Rev. Ref. Bonds (PECO Energy Co. Project), Series 2001-A, AMT, TECP, 2.60% 10/12/05	2.60	3,000	3,000

South Carolina - 3.25%
Berkeley County, Exempt Fac. Industrial Rev. Bonds (Amoco Chemical Co. Project), AMT: (1)
Series 1997, 2.93% 4/1/27	2.93	1,050	1,050
Series 1998, 2.93% 4/1/28	2.93	1,920	1,920
Florence County, Solid Waste Disposal and Wastewater Treatment Facs. Rev. Bonds (Roche Carolina Inc. Project), Series 1997, AMT, 2.96% 4/1/27 (1)	2.96	1,350	1,350
Public Service Auth. (Santee Cooper), Rev. Notes, Series 1998, TECP:
2.55% 10/13/05	2.55	3,000	3,000
2.60% 10/17/05	2.60	3,900	3,900
2.65% 11/10/05	2.65	2,800	2,800

Tennessee - 1.34%
City of Memphis, G.O. Bonds, Series 2003-A2, TECP:
2.55% 10/4/05	2.55	2,500	2,500
2.68% 11/14/05	2.68	3,300	3,300

Texas - 22.73%
City of Brownsville, Utilities System, Commercial Paper Notes, Series 2004-A, TECP, 2.64% 10/7/05	2.64	4,000	4,000
Gulf Coast Industrial Dev. Auth., Exempt Facs. Industrial Rev. Bonds (BP Global Power Corp. Project), Series 2003, AMT, 2.93% 4/1/38 (1)	2.93	1,000	1,000
Harris County, TECP:
G.O. Unlimited Commercial Paper Notes:
Series C:
2.60% 10/17/05	2.60	4,365	4,365
2.64% 10/19/05	2.64	2,000	2,000
2.64% 10/20/05	2.64	4,600	4,600
Series D:
2.63% 10/5/05	2.63	1,700	1,700
2.68% 11/3/05	2.68	1,350	1,350
Hospital Dist., Rev. Notes, Series A, 2.67% 11/16/05	2.67	1,100	1,100
City of Houston, TECP:
Airport System Commercial Paper Notes, Series A, AMT, 2.80% 12/2/05	2.80	5,000	5,000
G.O. Notes:
Series A, 2.65% 11/17/05	2.65	6,000	5,999
Series B, 2.68% 11/16/05	2.68	1,000	1,000
Series E:
2.52% 10/4/05	2.52	2,400	2,400
2.52% 10/5/05	2.52	1,700	1,700
Hotel Occupancy Tax and Parking Rev. Notes, Series A:
2.65% 10/12/05	2.65	2,800	2,800
2.68% 11/2/05	2.68	6,200	6,200
2.68% 11/7/05	2.68	3,600	3,600
Public Fin. Auth., G.O. Bonds (Colonial Roadway Projects), TECP:
Series 2002-A, 2.62% 10/25/05	2.62	3,000	3,000
Series 2002-B:
2.56% 10/7/05	2.56	3,500	3,500
2.60% 10/7/05	2.60	3,950	3,950
Series 2003, 2.65% 11/10/05	2.65	6,359	6,359
City of San Antonio, TECP:
Electric and Gas Systems Commercial Paper Notes, Series A, 2.65% 10/14/05	2.65	5,500	5,500
Water System Commercial Paper Notes, Series 2001-A:
2.66% 10/6/05	2.66	2,000	2,000
2.55% 10/12/05	2.55	7,000	6,999
Board of Regents of The University of Texas System, Permanent University Fund Flexible Rate Notes, Series 2002-A, TECP:
2.65% 10/24/05	2.65	5,000	5,000
2.68% 11/1/05	2.68	5,200	5,200
2.65% 11/2/05	2.65	1,500	1,500
2.68% 11/2/05	2.68	4,000	4,000
2.65% 11/15/05	2.65	2,341	2,341

Utah - 3.82%
Intermountain Power Agcy.:
Power Supply Rev. Bonds, Series 1985-F, AMBAC insured, TECP, 2.60% 10/17/05	2.60	2,600	2,600
Variable Rate Power Supply Rev. and Ref. Bonds, TECP:
Series 1997-B2:
2.64% 10/6/05	2.64	5,600	5,600
2.68% 11/2/05	2.68	3,300	3,300
Series 1998-B5:
2.70% 10/6/05	2.70	1,000	1,000
2.56% 10/7/05	2.56	1,000	1,000
2.70% 10/11/05	2.70	3,000	3,000

Virginia - 3.54%
Metropolitan Washington Airports Auth., Flexible Term PFC Rev. Notes, Series 1999-A, AMT, TECP:
2.55% 10/11/05	2.55	4,000	4,000
2.55% 10/12/05	2.55	3,000	3,000
2.60% 10/14/05	2.60	2,700	2,700
2.63% 10/17/05	2.63	3,100	3,100
2.70% 10/26/05	2.70	2,500	2,500

Washington - 3.31%
Everett Public Facs. Dist., Project Rev. Notes, Series 2002-A, TECP, 2.56% 10/4/05	2.56	3,000	3,000
Port of Seattle, Subordinate Lien Rev. Notes, Series B-1, AMT, TECP, 2.73% 11/2/05	2.73	4,800	4,800
City of Tacoma, Limited Tax G.O. Bond Anticipation Notes, Series 2002-2B, TECP:
2.55% 10/5/05	2.55	3,500	3,500
2.55% 10/13/05	2.55	3,000	3,000

West Virginia - 3.22%
Public Energy Auth., Energy Rev. Bonds (Morgantown Energy Associates Project), Series 1989-A, AMT, TECP:
2.70% 11/2/05	2.70	2,900	2,900
2.70% 11/4/05	2.70	4,000	4,000
2.73% 11/7/05	2.73	7,000	7,000

Wisconsin - 3.15%
Transportation Rev., TECP:
Series 1997-A, 2.70% 10/6/05	2.70	1,000	1,000
Series 1997-B, 2.50% 10/4/05	2.50	3,046	3,046
Series 1998-A:
2.70% 10/6/05	2.70	1,000	1,000
2.55% 10/13/05	2.55	3,000	3,000
Series 1998-B, 2.50% 10/4/05	2.50	1,950	1,950
Transportation Rev. Commercial Paper Notes, Series 1997-A, TECP, 2.68% 11/14/05	2.68	3,600	3,600

Wyoming - 3.59%
Sweetwater County, Customized Purchase Pollution Control Rev. Ref. Bonds (PacifiCorp Project), Series 1988-A, TECP:
2.55% 10/3/05	2.55	5,250	5,250
2.56% 10/6/05	2.56	6,750	6,750
2.52% 10/11/05	2.52	1,000	1,000
2.68% 11/7/05	2.68	2,500	2,500

Total investment securities (cost: $430,516,000)			430,480

Other assets less liabilities			1,482

Net assets			$431,962

(1) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.

Key to Abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Certs. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
TECP = Tax-Exempt Commercial Paper

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2005 (dollars and shares in thousands, except per-share amounts)

Assets:
Investment securities at market (cost: $430,516)			$430,480
Cash			1,025
Receivables for:
Sales of fund's shares		$610
Interest		1,370	1,980
			433,485
Liabilities:
Payables for:
Repurchases of fund's shares		1,263
Dividends on fund's shares		62
Investment advisory services		120
Services provided by affiliates		38
Deferred Trustees' compensation		30
Other fees and expenses		10	1,523
Net assets at September 30, 2005			$431,962

Net assets consist of:
Capital paid in on shares of beneficial interest			$432,091
Distributions in excess of net investment income			(93)
Net unrealized depreciation			(36)
Net assets at September 30, 2005			$431,962

Shares of beneficial interest issued and outstanding - unlimited shares authorized (432,094 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share

Class A	$404,561	404,685	$1.00
Class R-5	27,401	27,409	1.00

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2005		(dollars in thousands)
Investment income:
Income:
Interest			$8,758

Fees and expenses:(1)
Investment advisory services		$1,571
Distribution services		181
Transfer agent services		130
Administrative services		26
Reports to shareholders		20
Registration statement and prospectus		85
Postage, stationery and supplies		50
Trustees' compensation		30
Auditing and legal		50
Custodian		17
State and local taxes		6
Other		30
Total fees and expenses before waivers		2,196
Less waiver of fees and expenses:
Investment advisory services		118
Total fees and expenses after waivers			2,078
Net investment income			6,680

Net unrealized depreciation on investments			(14)
Net increase in net assets resulting
from operations			$6,666

(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets (dollars in thousands)

	Year ended September 30

	2005	2004
Operations:
Net investment income	$6,680	$1,935
Net unrealized depreciation
on investments	(14)	(18)
Net increase in net assets
resulting from operations	6,666	1,917

Dividends paid or accrued to
shareholders from net investment income	(6,680)	(1,935)

Capital share transactions	(7,085)	75,787

Total (decrease) increase in net assets	(7,099)	75,769

Net assets:
Beginning of year	439,061	363,292
End of year	$431,962	$439,061

Notes to financial statements

1.	Organization and significant accounting policies

Organization - The Tax-Exempt Money Fund of America (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide income free from federal taxes, while preserving capital and maintaining liquidity, through investments in high-quality municipal securities with effective maturities of one year or less.

The fund offers two share classes consisting of one retail share class (Class A) and one retirement plan share class (Class R-5). Each share class is sold without any sales charges and does not carry any conversion rights.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

Significant accounting policies - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

Net asset value - The fund values its shares in accordance with Securities and Exchange Commission ("SEC") rules, using the penny-rounding method, which permits the fund to maintain a constant net asset value of $1.00 per share.

Security valuation - Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Trustees. Various factors may be reviewed in order to make a good faith determination of a security’s fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

Security transactions and related investment income - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the two share classes based on the relative value of their settled shares. Unrealized gains and losses are allocated daily among the two share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends to shareholders - Dividends paid to shareholders are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly.

2. Federal income taxation and distributions

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income each year. The fund is not subject to income taxes to the extent such distributions are made. Generally, income earned by the fund is exempt from federal income taxes.

Distributions - Distributions paid to shareholders are based on net investment income determined on a tax basis, which may differ from net investment income for financial reporting purposes. As of September 30, 2005, there were no material differences between book and tax reporting. The fiscal year in which amounts are distributed may differ from the year in which the net investment income is recorded by the fund for financial reporting purposes. As of September 30, 2005, the cost of investment securities for federal income tax purposes was $430,516,000.

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income	$ 93
Short-term loss carryforwards (expiring 2006-2011)	(94)
Gross unrealized depreciation on investment securities	(36)

Distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

Share class	Year ended September 30, 2005	Year ended September 30, 2004
Class A	$6,341	$1,874
Class R-5	339	61
Total	$6,680	$1,935

3. Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund’s transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund’s shares.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.390% on the first $200 million of daily net assets and decreasing to 0.290% on such assets in excess of $1.2 billion. CRMC is currently waiving a portion of investment advisory services fees. At the beginning of the year, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended September 30, 2005, total investment advisory services fees waived by CRMC were $118,000. As a result, the fee shown on the accompanying financial statements of $1,571,000, which was equivalent to an annualized rate of 0.380%, was reduced to $1,453,000 or 0.351% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted a plan of distribution for Class A shares. Under the plan, the Board of Trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plan provides for payments, based on an annualized percentage of average daily net assets, of up to 0.15%. This class may use a portion of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services.

Transfer agent services - The fund has a transfer agent agreement with AFS for Class A shares. Under this agreement, this share class compensates AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to Class R-5 from the administrative services fees paid to CRMC described below.

Administrative services - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for Class R-5. This class pays CRMC annual fees up to 0.10% based on its average daily net assets. This class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Deferred Trustees’ compensation - Since the adoption of the deferred compensation plan in 1993, Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund. These amounts represent general, unsecured liabilities of the fund and vary according to the total return of the fund. Trustees’ compensation on the accompanying financial statements includes the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

Affiliated officers and Trustees - Officers and certain Trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Trustees received any compensation directly from the fund.

4. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class	Sales(1)		Reinvestments of dividends		Repurchases(1)		Net (decrease) increase
	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2005
Class A	$471,962	471,962	$5,922	5,922	$(490,910)	(490,910)	$(13,026)	(13,026)
Class R-5	98,533	98,533	199	199	(92,791)	(92,791)	5,941	5,941
Total net increase
(decrease)	$570,495	570,495	$6,121	6,121	$(583,701)	(583,701)	$(7,085)	(7,085)

Year ended September 30, 2004
Class A	$490,187	490,187	$1,781	1,781	$(427,693)	(427,693)	$64,275	64,275
Class R-5	98,908	98,908	40	40	(87,436)	(87,436)	11,512	11,512
Total net increase
(decrease)	$589,095	589,095	$1,821	1,821	$(515,129)	(515,129)	$75,787	75,787

(1) Includes exchanges between share classes of the fund.

5. Investment transactions and other disclosures

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended September 30, 2005, the custodian fee of $17,000, shown on the accompanying financial statements, includes $12,000 that was offset by this reduction, rather than paid in cash.

Financial highlights (1)

	Net asset value, beginning of period	Net investment income (2)	Dividends from net investment income	Net asset value, end of period	Total return	Net assets, end of period (in millions)	Ratio of expenses to average net assets before waivers	Ratio of expenses to average net assets after waivers (3)	Ratio of net income to average net assets
Class A:
Year ended 9/30/2005	$1.00	$.016	$(.016)	$1.00	1.63%	$405.53%		.50%	1.61%
Year ended 9/30/2004	1.00	.005	(.005)	1.00	.49	418.53		.53	.49
Year ended 9/30/2003	1.00	.006	(.006)	1.00	.57	353.55		.55	.57
Year ended 9/30/2002	1.00	.010	(.010)	1.00	1.05	341.54		.54	1.04
Year ended 9/30/2001	1.00	.029	(.029)	1.00	2.92	319.52		.52	2.86
Class R-5:
Year ended 9/30/2005	1.00	.016	(.016)	1.00	1.59	27.56		.53	1.63
Year ended 9/30/2004	1.00	.005	(.005)	1.00	.45	21.57		.57	.47
Year ended 9/30/2003	1.00	.005	(.005)	1.00	.54	10.58		.58	.55
Period from 7/15/2002 to 9/30/2002	1.00	.002	(.002)	1.00	.17	10.12		.12	.17

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) The ratios in this column reflect the impact, if any, of certain waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes.

See Notes to Financial Statements

Report of independent registered public accounting firm

To the Board of Trustees and Shareholders of The Tax-Exempt Money Fund of America:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Tax-Exempt Money Fund of America (the "Fund") at September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 2005 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Los Angeles, California
November 7, 2005

Tax information                                                                                                         unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund’s fiscal year ending September 30, 2005.

Shareholders may exclude from federal taxable income any exempt-interest dividends paid by the fund from net investment income. The fund designates all of the dividends paid by the fund earned during the fiscal year as exempt-interest dividends.

Individual shareholders should refer to their Form 1099-DIV or other tax information, which will be mailed in January 2006, to determine the calendar year amounts to be included on their 2005 tax returns. Shareholders should consult their tax advisers.

Expense example                                                                                                    unaudited

As a shareholder of the fund, you incur certain ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2005, through September 30, 2005).

Actual expenses:

The first line of each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Hypothetical example for comparison purposes:

The second line of each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning account value 4/1/2005	Ending account value 9/30/2005	Expenses paid during period [1]	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,010.10	$2.37	.47%
Class A -- assumed 5% return	1,000.00	1,022.71	2.38	.47
Class R-5 -- actual return	1,000.00	1,009.89	2.57	.51
Class R-5 -- assumed 5% return	1,000.00	1,022.51	2.59	.51

 1 Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (183), and divided by 365 (to reflect the one-half year period).

Approval of renewal of Investment Advisory and Service Agreement

The fund’s Board members have approved the renewal of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through October 1, 2006. The renewal of the agreement was approved by the Board following the recommendation of the fund’s Contracts Committee (the “committee”), which is comprised of all of the fund’s independent Board members. The information, material facts and conclusions that formed the basis for the committee’s recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the independent Board members receive a wide variety of materials relating to the services provided by CRMC, including reports on the fund’s investment results, portfolio composition, portfolio trading practices, shareholder services, and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund’s investment results, advisory fee and expense comparisons (including comparisons to advisory fees charged by an affiliate of CRMC to institutional clients), financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process — The committee received assistance and advice regarding legal and industry standards from independent counsel to the independent Board members. The committee discussed the renewal of the agreement with CRMC representatives and in a private session with independent legal counsel at which no representatives of CRMC were present. In deciding to recommend the renewal of the agreement, the committee did not identify any single or particular piece of information that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the committee.

2. Nature, extent and quality of services

CRMC, its personnel and its resources — The Board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results and portfolio accounting. They considered CRMC’s commitment to investing in information technology supporting investment management and compliance. They further considered CRMC’s continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Other services — The Board and the committee considered CRMC’s policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Board members informed; and its attention to matters that may involve conflicts of interest with the fund. The Board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

The Board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and will continue to benefit the fund and its shareholders.

3. Investment results

The Board and committee considered the investment results of the fund in light of its objective of providing shareholders with income on their cash reserves, exempt from federal income tax, while preserving capital and maintaining liquidity. They compared the fund’s total returns with the total returns of the Lipper Tax-Exempt Money Market Funds Index (the Lipper category that includes the fund) and the averages of the funds included in the Lipper Index each year.

The Board and the committee noted that for the seven months ended July 31, 2005, and the three-, five- and 10-year periods ended July 31, 2005, the fund’s investment results were at or near those of both the Lipper Index and the averages of the funds included in the Lipper Index. The Board also noted that the ranges of results of the funds included in the Lipper Index were narrow during the measurement periods. The Board and the committee ultimately concluded that CRMC’s record in managing the fund indicates that its continued management will benefit the fund and its shareholders.

4. Advisory fees and total expenses

The Board and the committee compared the advisory fees and total expenses of the fund (each as a percentage of average net assets) with the median fee and expense levels of all other funds in the Lipper Tax-Exempt Money Market Funds Index. The Board and the committee observed that the fund’s advisory fee was below the median of the other funds included in the Lipper Index for the entire 10-year period ended September 30, 2004, and that its total expenses had decreased over the 10-year period and were below the median for all such other funds for the five years ended September 30, 2004. The Board and the committee also noted the complexwide 5% voluntary advisory fee waiver that CRMC put into effect during 2004, and the additional 5% advisory fee waiver implemented effective April 1, 2005. The Board and the committee concluded that the relatively low level of the fees charged by CRMC will benefit the fund and its shareholders.

The Board and the committee also reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They concluded that, although the fees paid by those clients generally were lower than those paid by American Funds, the differences appropriately reflected CRMC’s significantly greater responsibilities with respect to American Funds and the more comprehensive regulatory regime applicable to mutual funds.

5. Adviser costs, level of profits and economies of scale

The Board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, noting that those results were comparable to the reported results of several large, publicly held investment management companies. The committee also received information during the past year regarding the structure and manner in which CRMC’s investment professionals were compensated and CRMC’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board and the committee considered CRMC’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoints in the fund’s advisory fee structure provide for reductions in the level of fees charged by CRMC to the fund as fund assets and gross income increase, reflecting economies of scale in the cost of operations that are shared with fund shareholders. The Board and the committee concluded that the fund’s cost structure was reasonable and that CRMC was sharing economies of scale with the fund and its shareholders, to their benefit.

6. Ancillary benefits

The Board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliate. The Board and the committee reviewed CRMC’s portfolio trading practices, noting that, while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. Conclusions

Based on their review, including their consideration of each of the factors referred to above, the Board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund’s shareholders received reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, and that the renewal of the agreement was in the best interests of the fund and its shareholders.

Board of Trustees

“Non-interested” Trustees

	Year first
	elected
	a Trustee
Name and age	of the funds[1]	Principal occupation(s) during past five years

Ambassador	1999	Corporate director and author; former U.S
Richard G. Capen, Jr., 71		Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc. (communications company); former Chairman and Publisher, The Miami Herald

H. Frederick Christie, 72	CMTA 1976	Private investor; former President and CEO,
	CTRS 1991	The Mission Group (non-utility holding company,
	CTEX 1989	subsidiary of Southern California Edison Company

Diane C. Creel, 57	1994	Chairman of the Board and CEO, Ecovation, Inc. (organic waste management)

Martin Fenton, 70	CMTA 1989	Chairman of the Board and CEO, Senior Resource
Chairman of the Boards	CTRS 1991	Group LLC (development and management of
(Independent and	CTEX 1989	senior living communities)
Non-Executive)

Leonard R. Fuller, 59	CMTA 1994	President and CEO, Fuller Consulting (financial
	CTRS 1994	management consulting firm)
	CTEX 1995

R. Clark Hooper, 59	2005	President, Dumbarton Group LLC (consulting); former Executive Vice President — Policy and Oversight, NASD

Richard G. Newman, 71	1991	Chairman of the Board, AECOM Technology Corporation (engineering, consulting and professional technical services)

Frank M. Sanchez, 62	1999	Principal, The Sanchez Family Corporation dba McDonald’s Restaurants (McDonald’s licensee)

“Non-interested” Trustees

	Number of
	portfolios
	in fund
	complex[2]
	overseen by
Name and age	Trustee	Other directorships[3] held by Trustee

Ambassador	14	Carnival Corporation
Richard G. Capen, Jr., 71

H. Frederick Christie, 72	19	Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Diane C. Creel, 57	12	Allegheny Technologies; BF Goodrich; Foster Wheeler Ltd.; Teledyne Technologies

Martin Fenton, 70	16	None
Chairman of the Boards
(Independent and
Non-Executive)

Leonard R. Fuller, 59	14	None

R. Clark Hooper, 59	15	None

Richard G. Newman, 71	13	Sempra Energy; Southwest Water Company

Frank M. Sanchez, 62	12	None

“Interested” Trustees[4]

	Year first
	elected a
	Trustee or	Principal occupation(s) during past five years
Name, age and	officer	and positions held with affiliated entities or the
position with funds	of the funds[1]	principal underwriter of the funds

Paul G. Haaga, Jr., 56	CMTA 1985	Executive Vice President and Director, Capital
Vice Chairman of the Boards	CTRS 1990	Research and Management Company; Director,
	CTEX 1992	The Capital Group Companies, Inc.[5]

Abner D. Goldstine, 75	CMTA 1976	Senior Vice President and Director, Capital Research
President	CTRS 1991	and Management Company
	CTEX 1989

Don R. Conlan, 69	CMTA 1996	President (retired), The Capital Group Companies,
	CTRS 1996	Inc.[5]

“Interested” Trustees[4]

	Number of
	portfolios
	in fund
	complex[2]
Name, age and	overseen by
position with funds	Trustee	Other directorships[3] held by Trustee

Paul G. Haaga, Jr., 56	16	None
Vice Chairman of the Boards

Abner D. Goldstine, 75	12	None
President

Don R. Conlan, 69	5	None

CMTA = The Cash Management Trust of America
CTRS = The U.S. Treasury Money Fund of America
CTEX = The Tax-Exempt Money Fund of America

The statement of additional information includes additional information about the funds’ Trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all Trustees and officers of the funds is 333 South Hope Street, Los Angeles, CA 90071, Attention: Fund Secretary.

1 Trustees and officers of the funds serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those in the American Funds) that are held by each Trustee as a director of a public company or a registered investment company.
4 “Interested persons” within the meaning of the 1940 Act, on the basis of their affiliation with the funds’ investment adviser, Capital Research and Management Company, or affiliated entities (including the funds’ principal underwriter).
5 Company affiliated with Capital Research and Management Company.

Other officers

	Year first
	elected an	Principal occupation(s) during past five years
Name, age and	officer	and positions held with affiliated entities or the
position with funds	of the funds[1]	principal underwriter of the funds

Teresa S. Cook, 53	1991	Senior Vice President — Investment Management
Senior Vice President		Group, Capital Research and Management Company
CMTA and CTRS only

Neil L. Langberg, 52	1989	Vice President — Investment Management Group,
Senior Vice President		Capital Research and Management Company
CTEX only

Kristine M. Nishiyama, 35	2003	Vice President and Counsel — Fund Business
Vice President		Management Group, Capital Research and Management Company; Vice President and Counsel — Capital Bank and Trust Company[2]

Karen F. Hall, 40	1999	Vice President — Investment Management Group,
Assistant Vice President		Capital Research and Management Company
CMTA and CTRS only

Julie F. Williams, 57	CMTA 1982	Vice President — Fund Business Management
Secretary	CTRS 1991	Group, Capital Research and Management Company
	CTEX 1989

Ari M. Vinocor, 31	2005	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Kimberly S. Verdick, 41	1994	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and Management Company

Susi M. Silverman, 35	2000	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1 Trustees and officers of the funds serve until their resignation, removal or retirement.
2 Company affiliated with Capital Research and Management Company.

Offices of the funds and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

Transfer agent for shareholder accounts
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

Independent registered public accounting firm
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Most American Funds offer several share classes, each with its own sales charge and expense structure, allowing you to choose the one that best meets your financial needs. The three American Funds money market funds each offer Class A shares at no sales charge.

The Cash Management Trust of America (CMTA) is the only American Funds money market fund that offers Class B, Class C, Class F and Class 529 shares. CMTA classes B, C and F shares may be acquired only by exchanging from other American Funds within the same share class (i.e., they may not be purchased directly) and do not offer check-writing privileges. American Funds classes B, C and F shares are subject to additional annual expenses and fees, including, in the case of classes B and C shares, higher 12b-1 fees and contingent deferred sales charges if Class B shares are redeemed within six years of purchase and Class C shares are redeemed within one year of purchase. Classes B, C and F shares are not available to certain employer-sponsored retirement plans. See the CMTA prospectus for further details.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds and CollegeAmerica. This and other important information is contained in the funds’ prospectus and the CollegeAmerica program description, which can be obtained from your financial adviser and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com. If you reside in a state other than Virginia, there may be an in-state plan that provides tax and other benefits not available through CollegeAmerica. Talk to your tax adviser. CollegeAmerica is distributed by American Funds Distributors and sold through unaffiliated intermediaries.

“American Funds Proxy Voting Guidelines” — which describes how we vote proxies relating to portfolio securities — is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov, on the American Funds website or upon request by calling AFS. The funds file their proxy voting records with the SEC for the 12 months ended June 30 by August 31. The reports also are available on the SEC and American Funds websites.

The Cash Management Trust of America, The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America file a complete list of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. (800/SEC-0330). Additionally, the list of portfolio holdings also is available by calling AFS.

This report is for the information of shareholders of The Cash Management Trust of America, The U.S. Treasury Money Fund of America and The Tax-Exempt Money Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the funds. If used as sales material after December 31, 2005, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - AMERICAN FUNDS®]

CollegeAmerica is sponsored by
Virginia College Savings PlanSM

What makes American Funds different?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors’ best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 30 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•	A long-term, value-oriented approach
Rather than follow fads, we pursue a consistent strategy, focusing on each investment’s long-term potential.

•	An unparalleled global research effort
American Funds draws on one of the industry’s most globally integrated research networks.

•	The multiple portfolio counselor system

Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund’s objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

•	Experienced investment professionals

The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

•	A commitment to low operating expenses
American Funds’ operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.

29 mutual funds, consistent philosophy, consistent results

• Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World FundSM
SMALLCAP World Fund®

• Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
The Investment Company of America®
Washington Mutual Investors FundSM

• Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

• Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

• Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
   The Bond Fund of AmericaSM
   Capital World Bond Fund®
Intermediate Bond Fund of America®
U.S. Government Securities FundSM

• Tax-exempt bond funds
Emphasis on tax-free current income through municipal bonds
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®

State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

• Money market funds
>     The Cash Management Trust of America®
>     The Tax-Exempt Money Fund of AmericaSM
>      The U.S. Treasury Money Fund of AmericaSM

The Capital Group Companies

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-960-1105P

Litho in USA AGD/CG/8063-S4883

Printed on recycled paper

ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 - Audit Committee Financial Expert

The Registrant’s Board has determined that H. Frederick Christie, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 - Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2004	$52,000
2005	$47,000
b) Audit-Related Fees:
2004	none
2005	none
c) Tax Fees:
2004	$5,000
2005	$5,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.
c) All Other Fees:
2004	none
2005	none

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Not Applicable
b) Audit-Related Fees:
2004	none
2005	none
c) Tax Fees:
2004	none
2005	none
d) All Other Fees:
2004	none
2005	none

The Registrant’s Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors’ independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $5,000 for fiscal year 2004 and $27,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating and Governance Committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating and Governance Committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating and Governance Committee.

ITEM 11 - Controls and Procedures

(1)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(2)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 - Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CASH MANAGEMENT TRUST OF AMERICA

By /s/ Abner D. Goldstine
Abner D. Goldstine, President and PEO

Date: December 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Abner D. Goldstine
Abner D. Goldstine, President and PEO

Date: December 8, 2005

By /s/ Ari M. Vinocor
Ari M. Vinocor, Treasurer and PFO

Date: December 8, 2005